UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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Amicus Therapeutics, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 28, 2010

Dear Stockholder:

We are pleased to invite you to attend our 2010 Annual Meeting of Stockholders to be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey 08512 on Tuesday, June 15, 2010, at 9:00 a.m. Eastern Daylight Time.

Enclosed are the following:

•	Our Notice of Annual Meeting of Stockholders and Proxy Statement for 2010;

•	Our Annual Report on Form 10-K for 2009; and

•	A proxy card with a return envelope to record your vote.

The accompanying notice of the 2010 Annual Meeting and Proxy Statement describe the business we will conduct at the meeting and provide information about Amicus Therapeutics, Inc. that you should consider when you vote your shares.

Your vote is important. When you have finished reading the Proxy Statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope or vote via telephone or internet according to the instructions in the Proxy Statement. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the Proxy Statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend in person.

Sincerely,

John F. Crowley
Chairman, President and Chief Executive Officer

April 28, 2010

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2010 Annual Meeting of Stockholders of Amicus Therapeutics, Inc. will be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey 08512 on Tuesday, June 15, 2010 at 9:00 a.m. Eastern Daylight Time. The purpose of this meeting is to vote on the following:

1.	Elect four Class III directors as nominated by the Board of Directors each to serve a three-year term expiring at the 2013 Annual Meeting or until their respective successors have been elected, and one Class I director to serve a one-year term expiring at the 2011 Annual Meeting or until his respective successor has been elected.

2.	Approve the Amended and Restated 2007 Equity Incentive Plan.

3.	Approve the Amended and Restated 2007 Director Option Plan.

4.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

5.	Consider and act upon any other business that is properly presented at the meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the 2010 Annual Meeting is April 23, 2010. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or any adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS

Geoffrey P. Gilmore
Senior Vice President, General Counsel and Secretary

Cranbury, New Jersey
April 28, 2010

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy card or vote by telephone or the internet as instructed in the accompanying materials as promptly as possible in order to ensure your representation at the meeting. You can revoke a proxy at any time prior to its exercise by following the instructions in the proxy statement. Please note, however, that if your shares are held of record by a broker, bank or other nominees and you wish to vote at the meeting, you must provide a valid proxy issued in your name from that record holder.

AMICUS THERAPEUTICS, INC.
6 Cedar Brook Drive, Cranbury, New Jersey 08512
(609) 662-2000

PROXY STATEMENT FOR THE AMICUS THERAPEUTICS, INC.
2010 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
JUNE 15, 2010

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me this Proxy Statement?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors (the “Board”) of Amicus Therapeutics, Inc. (sometimes referred to as “Amicus” or the “Company”) is soliciting your proxy to vote at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments of the meeting to be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey 08512 on Tuesday, June 15, 2010 at 9:00 a.m. Eastern Daylight Time. This Proxy Statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. You do not need to attend the Annual Meeting to vote your shares. Instead you may simply complete, sign and return the enclosed proxy card, or follow the instructions on the enclosed proxy card to submit your proxy by telephone or on the internet.

We intend to mail this Proxy Statement, our 2009 Annual Report on Form 10-K, the attached Notice of Annual Meeting and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting on or about April 28, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING TO BE HELD ON JUNE 15, 2010.

THE PROXY STATEMENT FOR OUR 2010 ANNUAL MEETING OF STOCKHOLDERS AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 ARE AVAILABLE
AT: www.sec.gov, through the Investor Relations section of our web site at www.amicustherapeutics.com or at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15417.

Who Can Vote?

Only stockholders of record at the close of business on April 23, 2010 are entitled to vote at the Annual Meeting. On this record date, there were 27,638,818 shares of our common stock (“Common Stock”) outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. The Common Stock is our only outstanding class of voting stock.

Stockholder of Record: Shares Registered in Your Name

If, on April 23, 2010, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or follow the instructions on the proxy card to submit your vote by telephone or internet to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on April 23, 2010, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. A number of brokers and banks enable beneficial owners to give voting instructions via telephone or the internet. Please refer to the voting instructions provided by your bank or broker. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you provide a valid proxy from your broker, bank or other custodian.

What am I voting on?

There are four matters scheduled for a vote:

•	Election of four Class III directors and one Class I director;

•	Approval of the Amended and Restated 2007 Equity Incentive Plan;

•	Approval of the Amended and Restated 2007 Director Option Plan; and

•	Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the Annual Meeting.

Stockholder of Record:  If your shares are registered directly in your name, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

•	By telephone. You may vote over the telephone by calling toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from outside the United States and follow the recorded instructions. Please have your proxy card available when you call. Your vote must be received by 11:59 p.m. Eastern Daylight Time on June 14, 2010 to be counted.

•	Internet. You may vote via the internet by going to www.voteproxy.com and follow the on-screen instructions. Please have your proxy card available when you access the web page. Your vote must be received by 11:59 p.m. Eastern Daylight Time on June 14, 2010 to be counted.

Beneficial Owner:  If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Many Votes do I have?

Each share of Common Stock that you own as of April 23, 2010, entitles you to one vote on each matter to be voted on at the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of all five nominees for director, “For” the Amended and Restated 2007 Equity Incentive Plan, “For” the Amended and Restated 2007 Director Option Plan, and “For” ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will My Shares be Voted if I Do Not Return My Proxy Card?

If your shares are registered in your name, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares only for Proposal 4 if it does not receive instructions from you. The broker, bank or other nominee will not be permitted to vote on the other Proposals without your voting instructions. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

May I Revoke My Proxy?

If you give a proxy, you may revoke it at any time before the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person if you are a stockholder of record. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What if I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our Common Stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the approval of the Amended and Restated 2007 Equity Incentive Plan;

•	“FOR” the approval of the Amended and Restated 2007 Director Option Plan; and

•	“FOR” ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2010.

If any other matter is properly presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted as voting on the matter for purposes of electing directors. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. These broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve the Amended and Restated 2007 Equity Incentive Plan	The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to approve the Amended and Restated 2007 Equity Incentive Plan. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal. These broker non-votes will have no effect on the results of this vote. Our Board has approved the Amended and Restated 2007 Equity Incentive Plan and believes it is in the best interest of the stockholders to approve it.

Proposal 3: Approve the Amended and Restated 2007 Director Option Plan	The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to approve the Amended and Restated 2007 Director Option Plan. Abstentions will have the effect of a vote against this proposal. Brokerage firms do not have the authority to vote customers’ unvoted shares held by the firms in street name on this proposal. These broker non-votes will have no effect on the results of this vote. Our Board has approved the Amended and Restated 2007 Director Option Plan and believes it is in the best interest of the stockholders to approve it.

Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to ratify the selection of independent registered public accounting firm. Abstentions will have the effect of a vote against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, our Board believes it is advisable to give stockholders the opportunity to ratify this selection. If our stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010, the Audit Committee of our Board will reconsider its selection.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Withhold” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. Shares represented by abstentions and broker non-votes will be counted in determining whether there is a quorum for the Annual Meeting. Abstentions will have no effect on Proposal 1 but will have the effect of a vote against Proposals 2, 3 and 4. Broker non-votes will not be counted towards the vote total for any proposal.

Who Will Pay the Costs of Soliciting these Proxies and How Are They Being Solicited?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of our Common Stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four business days after the Annual Meeting.

When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to Securities and Exchange Commission (“SEC”) Regulation 14A, Rule 14a-8 and received by the Secretary of the Company no later than December 29, 2010. Proposals received after that date will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. To be timely, stockholder notice of any such proposal must be received by us not earlier than November 29, 2010 and not later than December 29, 2010; provided, however, that in the event that the date of the Annual Meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the close of business on the ninetieth (90) day prior to such Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting. All stockholder proposals should be marked for the attention of Secretary, c/o Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, New Jersey 08512.

Attending the Annual Meeting

The Annual Meeting will be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey 08512 on Tuesday, June 15, 2010 at 9:00 a.m. Eastern Daylight Time. When you arrive at Amicus, signs will direct you to the appropriate meeting rooms. You are not required to attend the Annual Meeting in order to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT FINANCE

The following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of March 31, 2010 for (a) the executive officers named in the Summary Compensation Table contained in this Proxy Statement, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our Common Stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

We deem shares of Common Stock that may be acquired by an individual or group within 60 days of March 31, 2010 pursuant to the exercise of options to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of Common Stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 27,639,038 shares of Common Stock outstanding on March 31, 2010.

		Percentage
		of Shares
	Number of Shares	Beneficially
Name and Address of Beneficial Owner	Beneficially Owned	Owned

5% Stockholders
Entities affiliates with Palo Alto Investors(1)	5,763,461	20.9%
470 University Avenue Palo Alto, CA 94301
Entities affiliated with New Enterprise Associates(2)	4,510,340	16.3%
1119 St. Paul Street Baltimore, MD 21202
Entities affiliated with Frazier Healthcare Ventures(3)	3,520,678	12.7%
601 Union Street, Suite 3200 Seattle, WA 98101
Entities affiliated with Great Point Partners(4)	2,742,023	9.9%
165 Mason Street, 3rd Floor Greenwich, CT 06830
Entities affiliated with Prospect Venture Partners II, L.P.(5)	2,240,752	8.1%
435 Tasso Street, Suite 200 Palo Alto, CA 94301
Entities affiliated with Quaker BioVentures(6)	1,419,762	5.1%
Cira Centre 2929 Arch Street Philadelphia, PA 19104-2868

		Percentage
		of Shares
	Number of Shares	Beneficially
Name and Address of Beneficial Owner	Beneficially Owned	Owned

Executive Officers and Directors
John F. Crowley(7)	787,092	2.8%
Matthew R. Patterson(8)	230,378	*
S. Nicole Schaeffer(9)	105,840	*
David Lockhart, Ph.D.(10)	262,165	*
Bradley L. Campbell(11)	63,406	*
John Kirk(12)	33,271	*
Geoffrey P. Gilmore(13)	42,343	*
Pol F. Boudes(14)	33,332	*
John M. McAdam(15)	30,578	*
Donald J. Hayden, Jr.(16)	110,542	*
Glenn P. Sblendorio(17)	22,933	*
Michael G. Raab(18)	10,000	*
Sol J. Barer, Ph.D.(19)	29,375	*
Margaret G. McGlynn, R.Ph	—	*
Alexander E. Barkas, Ph.D.(5)(20)	2,250,752	8.1%
James N. Topper, M.D., Ph.D.(3)(20)	3,530,678	12.8%
P. Sherrill Neff(6)(20)	1,429,762	5.2%
James Barrett, Ph.D.(2)	4,510,340	16.3%
James E. Dentzer(21)	32,075	*
All directors and executive officers as a group (18 persons)(22)	13,482,787	46.1%

*	Represents beneficial ownership of less than one percent of our outstanding Common Stock.

(1)	Consists of 2,276,051 shares held of record by Palo Alto Healthcare Master Fund, L.P., 1,948,223 shares held of record by Palo Alto Healthcare Master Fund II, L.P., 742,911 shares held of record by Micro Cap Partners, L.P., 715,654 shares held of record by Palo Alto SPV I, L.P., and 80,622 shares held of record by UBTI Free, L.P. Palo Alto Investors is the manager of Palo Alto Investors, LLC. Mr. Edwards is the controlling shareholder of Palo Alto Investors. Dr. Yun is the President of Palo Alto Investors, LLC and Palo Alto Investors. Each of Palo Alto Investors, LLC, Palo Alto Investors, Mr. Edwards and Dr. Yun disclaims beneficial ownership of the shares held by entities affiliated with Palo Alto Investors, except to the extent of any pecuniary interest therein.

(2)	Consists of 3,659,157 shares held of record by New Enterprise Associates 11, Limited Partnership and 851,183 shares held of record by New Enterprise Associates 9, Limited Partnership. Voting and investment power over the shares held by New Enterprise Associates 9, Limited Partnership is exercised by NEA Partners 9, Limited Partnership, its general partner. The individual general partners of NEA Partners 9, Limited Partnership are C. Richard Kramlich, Peter J. Barris, Charles W. Newhall, III, Mark W. Perry and John M. Nehra. Voting and investment power over the shares held by New Enterprise Associates 11, Limited Partnership is exercised by NEA Partners 11, Limited Partnership, its general partner. The general partner of NEA Partners 11, Limited Partnership is NEA 11 GP, LLC. The individual managers of NEA 11 GP, LLC are C. Richard Kramlich, Peter J. Barris, Forest Baskett, Charles W. Newhall, III, Mark W. Perry, Scott D. Sandell, Eugene A. Trainor, III, Charles M. Linehan, Ryan D. Drant, Krishna “Kittu” Kolluri and M. James Barrett. Each of the aforementioned indirect holders of the shares held by New Enterprise Associates 11, Limited Partnership and New Enterprise Associates 9, Limited Partnership disclaims beneficial ownership of such shares, except to the extent of their respective pecuniary interest therein.

(3)	Consists of 2,586,886 shares held of record by Frazier Healthcare IV, L.P., 13,128 shares held of record by Frazier Affiliates IV, L.P. and 920,664 shares held of record by Frazier Affiliates V, L.P. Dr. Topper, a member of our Board, holds the title of General Partner with Frazier Healthcare Ventures. In that capacity he shares voting and investment power for the shares held by both Frazier Healthcare IV, L.P. and Frazier Affiliates IV, L.P. Dr. Topper disclaims beneficial ownership of the shares held by entities affiliated with Frazier Healthcare Ventures, except to the extent of any pecuniary interest therein.

(4)	Consists of 671,555 shares held of record by Biomedical Value Fund, L.P., 742,687 shares held of record by Biomedical Offshore Value Fund, Ltd., 258,269 shares held of record by Biomedical Institutional Value Fund, L.P., 401,064 shares held of record by Lyrical Multi-Manager Fund, L.P., and 668,448 shares held of record by Class D Series GEF-PS, L.P. Great Point Partners, LLC is the investment manager of these funds and by virtue of such status may be deemed to the beneficial owners of these shares. Each of Dr. Jeffrey R. Jay, M.D., as senior managing member of Great Point Partners, LLC and Mr. David Kroin, as special managing member of Great Point Partners, LLC, has voting and investment power with respect to these shares. Each of Great Point Partners LLC, Dr. Jay and Mr. Kroin disclaims beneficial ownership of the shares held by entities affiliated with Great Point Investors, except to the extent of any pecuniary interest therein.

(5)	Consists of 2,207,144 shares held of record by Prospect Venture Partners II, L.P., and 33,608 shares held of record by Prospect Associates II, L.P. Dr. Barkas, a member of our Board and a Managing Member of the General Partner of both Prospect Venture Partners II, L.P. and Prospect Associates II, L.P., disclaims beneficial ownership of the shares held by entities affiliated with Prospect Venture Partners II, L.P. except, to the extent of any pecuniary interest therein.

(6)	Consists of 1,064,822 shares held of record by Quaker BioVentures, L.P. and 354,940 shares held of record by Garden State Life Sciences Venture Fund, L.P. Mr. Neff, a member of our Board and a Member of the General Partner of both Quaker BioVentures, L.P., and Garden State Life Sciences Venture Fund, L.P. disclaims beneficial ownership of the shares held by entities affiliated with Quaker BioVentures, except to the extent of any pecuniary interest therein.

(7)	Consists of 692,225 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010, and 94,867 shares held of record. Includes 71,634 shares held of record by John F. Crowley, 5,200 shares held of record by Aileen A. Crowley 2007 Grantor Retained Annuity Trust, and 18,033 shares held of record by John F. Crowley 2007 Grantor Retained Annuity Trust. Mr. Crowley is the sole trustee of the John F. Crowley 2007 Grantor Retained Annuity Trust and exercises voting and investment power over its shares. Mr. Crowley disclaims beneficial ownership of the shares held by the Aileen A. Crowley 2007 Grantor Retained Annuity Trust.

(8)	Consists of 173,831 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010, and 56,547 shares held of record.

(9)	Consists of 93,258 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010 and 12,582 shares held of record.

(10)	Consists of 262,165 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(11)	Consists of 63,406 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(12)	Consists of 33,271 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(13)	Consists of 42,343 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(14)	Consists of 33,332 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(15)	Consists of 30,578 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(16)	Consists of 110,542 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(17)	Consists of 10,000 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010, and 12,933 shares held of record.

(18)	Consists of 10,000 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(19)	Consists of 9,375 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010 and 20,000 shares held of record.

(20)	Consists of 10,000 shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010.

(21)	Based on information contained in Mr. Dentzer’s latest Form 4 filed on October 1, 2009.

(22)	Consists of 1,594,326 total shares issuable upon the exercise of stock options exercisable within 60 days of March 31, 2010 and 11,888,461 total shares held of record.

MANAGEMENT

The Board of Directors

Our Restated Certificate of Incorporation and Restated By-laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board is divided into three classes for purposes of election. Generally, one class is elected at each Annual Meeting of Stockholders to serve for a three-year term. Our Board currently consists of ten members, divided into three classes as follows:

•	The Class I directors are Drs. Barkas and Barrett and Mr. Neff; Dr. Barkas’ and Mr. Neff’s terms will expire at the 2011 Annual Meeting of Stockholders, while Dr. Barrett’s term will expire at the 2010 Annual Meeting because of his appointment to fill a vacancy on the Board;

•	The Class II directors are Drs. Barer, Topper and Mr. Hayden and their term will expire at the 2012 Annual Meeting of Stockholders; and

•	The Class III directors are Messrs. Crowley, Raab, and Sblendorio and Ms. McGlynn, and their term will expire at the 2010 Annual Meeting of Stockholders.

Our Restated Certificate of Incorporation and Restated By-laws provide that the authorized number of directors may be changed only by resolution of the Board. Our Board has authorized that the size of the Board be set at ten members.

On April 14, 2010, our Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, voted to nominate Messrs. Crowley, Raab and Sblendorio and Ms. McGlynn for re-election as Class III directors and Dr. Barrett for re-election as a Class I director at the 2010 Annual Meeting for a term of three years to serve until the 2013 Annual Meeting of stockholders and one year to serve until the 2011 Annual Meeting of Stockholders, respectively, and until their respective successors have been duly elected and qualified.

The Board has determined that each of these director nominees possesses the requisite skills, personal integrity, business judgment, industry experience and willingness to devote adequate time and effort necessary to serve as an effective member of the Board. A description of the background of each, along with other specific experiences, qualifications, attributes or skills that contributed to the Board’s decision to nominate the nominees, is set forth below, followed immediately by like disclosure for our existing directors whose terms of office extend beyond the Annual Meeting.

Nominees for Election at the Annual Meeting

Name	Age	Position

John F. Crowley	43	Chairman, President and Chief Executive Officer
James Barrett, Ph.D.(3)(4)	67	Director
Margaret G. McGlynn, R.Ph.(1)	50	Director
Michael G. Raab(1)(2)	45	Director
Glenn P. Sblendorio(1)	54	Director

(1)	Member of Audit Committee

(2)	Member of Compensation Committee.

(3)	Member of Nominating/Corporate Governance Committee.

(4)	Member of Science and Technology Committee

John F. Crowley has served as Chairman, President and Chief Executive Officer since February 2010 and President and Chief Executive Officer since January 2005, and has also served as a director of Amicus since August 2004, with the exception of the period from September 2006 to March 2007 when he was not an officer or director of Amicus while he was in active duty service in the United States Navy (Reserve). He was President and Chief Executive Officer of Orexigen Therapeutics, Inc. from September 2003 to December 2004. Mr. Crowley was

President and Chief Executive Officer of Novazyme Pharmaceuticals, Inc. from March 2000 until that company was acquired by Genzyme Corporation in September 2001; thereafter he served as Senior Vice President of Genzyme Therapeutics until December 2002. Mr. Crowley received a B.S. degree in Foreign Service from Georgetown University’s School of Foreign Service, a J.D. from the University of Notre Dame Law School, and an M.B.A. from Harvard Business School. Mr. Crowley’s demonstrated leadership in his field, his prior senior management experience in our industry including as Chief Executive Officer of development stage biopharmaceutical companies, his extensive and intimate knowledge of the rare disease community, and his experience as our Chief Executive Officer contributed to our conclusion that he should be re-elected as a director of the Company.

James Barrett, Ph.D. has served as a member of our Board of Directors since August 2009. Dr. Barrett currently serves as General Partner of New Enterprise Associates (NEA), where he specializes in biotechnology and works with members of NEA’s healthcare investment group on medical devices, healthcare information systems and healthcare services companies. Prior to joining NEA in 2001, Dr. Barrett served as Founder, Chairman and Chief Executive Officer of Sensors for Medicine and Science (1997 — 2001) where he remains Chairman. Prior to that, he led three NEA-funded companies, serving as Chairman and Chief Executive Officer of Genetic Therapy, Inc. (1987 — 1995), President and Chief Executive Officer of Life Technologies (1985 — 1987), and President and Chief Executive Officer of Bethesda Research Labs (1982 — 1983). He currently serves on the board of directors of several life sciences companies including Inhibitex, Inc. and Targacept, Inc., and previously served on the boards of Iomai Corporation, MedImmune, LLC and YM Biosciences, Inc. Dr. Barrett received a Ph.D. in Biochemistry at the University of Tennessee, his MBA from the University of Santa Clara, and a BS in Chemistry from Boston College. Dr. Barrett’s experience overseeing NEA investments in biotechnology, serving as a member of the board of directors of other public companies, prior senior management experience, including as President and CEO, in biopharmaceutical companies and strong capital markets experience contributed to our conclusion that he should be re-elected as a director of the Company.

Margaret G. McGlynn, R.Ph. has served as a member of our Board of Directors since October 2009. Ms. McGlynn served as President, Vaccines and Infectious Diseases of Merck & Co., Inc. from 2005 until her retirement in 2009. Ms. McGlynn joined Merck in 1983, and served in a variety of marketing, sales and managed care roles. Currently, Ms. McGlynn serves as a member of the board of directors for Air Products and Chemicals, Inc. She is also a member of the National Industrial Advisory Committee at the University at Buffalo School of Pharmacy and Pharmaceutical Sciences. Ms. McGlynn holds a B.S. in Pharmacy and a MBA in Marketing from the State University of New York at Buffalo. Ms. McGlynn’s significant leadership experience in the pharmaceutical industry, her service on the board of directors of a Fortune 500 company and her financial expertise gained in senior management positions and through her service on the audit committee of that public company contributed to our conclusion that she should be re-elected as a director of the Company.

Michael G. Raab has served as a member of our Board of Directors since 2004. Mr. Raab has served as Chairman and Chief Executive Officer of Ardelyx, Inc. since March 2009. Mr. Raab previously served as a partner of NEA from June 2002 until December 2008. From 1999 to 2002, he was a Senior Vice President, Therapeutics and General Manager, Renagel® at Genzyme Corporation. Mr. Raab holds a B.A. from DePauw University. Mr. Raab’s prior and current senior management experience in our industry including as Chief Executive Officer of a development stage biopharmaceutical company, prior commercial experience in our industry, prior experience overseeing NEA investments in biotechnology and his knowledge of the rare disease community contributed to our conclusion that he should be re-elected as a director of the Company.

Glenn P. Sblendorio has served as a member of our Board of Directors since June 2006. Mr. Sblendorio has served as Chief Financial Officer and Executive Vice President of The Medicines Company since March 2006. Prior to joining The Medicines Company, Mr. Sblendorio was Executive Vice President and Chief Financial Officer of Eyetech Pharmaceuticals, Inc. from February 2002 until it was acquired by OSI Pharmaceuticals, Inc. in November 2005. From July 2000 to February 2002, Mr. Sblendorio served as Senior Vice President of Business Development at The Medicines Company. Mr. Sblendorio received his B.B.A. from Pace University and his M.B.A. from Fairleigh Dickinson University. Mr. Sblendorio’s demonstrated knowledge of financial and financing matters, prior experience in business development matters, ability to serve as a financial expert on our Audit Committee and senior management experience in the pharmaceutical industry contributed to our conclusion that he should be re-elected as a director of the Company.

Directors Whose Terms Do Not Expire This Year

Name	Age	Position

Sol J. Barer, Ph.D.(1)	63	Director
Alexander E. Barkas, Ph.D. (3)(4)	62	Director
Donald J. Hayden, Jr.(3)	54	Director
P. Sherrill Neff(1)	58	Director
James N. Topper, M.D., Ph.D.(1)(4)	48	Director

(1)	Member of Compensation Committee.

(2)	Member of Audit Committee.

(3)	Member of Nominating/Corporate Governance Committee.

(4)	Member of Science and Technology Committee

Sol J. Barer, Ph.D. has served as a member of our Board of Directors since January 2009. Dr. Barer has been Chief Executive Officer of Celgene Corporation since May 1, 2006, and Chairman since January 1, 2007. He was appointed President of Celgene in 1993, Chief Operating Officer and director in 1994 and is a member of the Executive Committee of the board of directors. He previously served as Senior Vice President, Science and Technology, and Vice President/ General Manager, Chiral Products, from 1991 to 1994, and Vice President, Technology, from 1987 to 1991. Dr. Barer serves on the board of trustees of Rutgers University, board of directors of PhRMA, the board of trustees of the Biotechnology Council of New Jersey and is on the board of trustees of the Brooklyn College Foundation. He has previously served as a Commissioner of the NJ Commission on Science and Technology. Dr. Barer received a Ph.D. in organic chemistry from Rutgers University. Dr. Barer’s significant scientific and executive leadership experience in the pharmaceutical industry, experience as Chief Executive Officer and Chairman of a biopharmaceutical company and service on the board of directors of that publicly-held biopharmaceutical company contributed to our conclusion that he should continue to serve as a director of the Company.

Alexander E. Barkas, Ph.D., has served as a member of our Board of Directors since 2004. Since 1997, Dr. Barkas has been a co-founder and served as a managing member of the general partner of a series of Prospect Venture Partners’ funds. Dr. Barkas serves as the chairman of the board of directors of a publicly-held biotechnology company, Geron Corporation, and as a director of several private biotechnology and medical device companies. He previously served on the board of directors of Tercica, Inc. He holds a B.A. from Brandeis University and a Ph.D. from New York University. Dr. Barkas’ experience overseeing Prospect Venture Partners investments in biotechnology, serving as chairman of another publicly-held biopharmaceutical company and strong capital markets experience contributed to our conclusion that he should continue to serve as a director of the Company.

Donald J. Hayden, Jr. has served as a member of our Board of Directors since March 2006 and as Lead Independent Director since February 2010. Mr. Hayden served as Chairman from March 2006 until February 2010 and from September 2006 until March 2007 as Interim President and Chief Executive Officer. From 1991 to 2005, he held several executive positions with Bristol-Myers Squibb Company, most recently serving as Executive Vice President and President, Americas. Mr. Hayden holds a B.A. from Harvard University and an M.B.A. from Indiana University. Mr. Hayden’s demonstrated leadership in his field, his prior senior management experience in the pharmaceutical industry and his experience as our Interim Chief Executive Officer contributed to our conclusion that he should continue to serve as a director of the Company.

P. Sherrill Neff has served as a member of our Board of Directors since 2005. Mr. Neff is a founding partner of Quaker BioVentures, L.P. and has been with the firm since 2002. Prior to forming Quaker BioVentures, L.P., he was President, Chief Operating Officer, and a director of Neose Technologies, Inc. from 1994 to 2002. Mr. Neff has also previously served as the Senior Vice President, Corporate Development at U.S. Healthcare, Managing Director of Alex, Brown & Son and a corporate attorney at Morgan, Lewis & Bockius. Mr. Neff currently sits on the board of directors of Resource Capital Corporation. Mr. Neff is a graduate of Wesleyan University and the University of Michigan Law School. Mr. Neff’s experience overseeing Quaker BioVentures investments in biotechnology, prior senior management experience at a publicly-held biopharmaceutical company and major healthcare company and knowledge of our industry and capital markets contributed to our conclusion that he should continue to serve as a director of the Company.

James N. Topper, M.D., Ph.D., has served as a member of our Board of Directors since 2004. Dr. Topper has been a partner with Frazier Healthcare Ventures since August 2003, holding the position of General Partner since 2004. Prior to joining Frazier Healthcare, he served as head of the Cardiovascular Research and Development Division of Millennium Pharmaceuticals and ran Millennium San Francisco (formerly COR Therapeutics) from 2002 until 2003. Prior to the merger of COR and Millennium in 2002, Dr. Topper served as the Vice President of Biology at COR from August 1999 to February 2002. He holds an appointment as a Clinical Assistant Professor of Medicine at Stanford University and as a Cardiology Consultant to the Palo Alto Veterans Administration Hospital. Dr. Topper previously served on the board of directors of La Jolla Pharmaceutical Company. Dr. Topper holds an M.D. and a Ph.D. in Biophysics from Stanford University School of Medicine. Dr. Topper’s experience overseeing Frazier Healthcare Ventures investments in biotechnology, prior senior management experience in our industry, significant knowledge of medical and scientific matters affecting our business and his understanding of our industry contributed to our conclusion that he should continue to serve as a director of the Company.

Director Independence

Our Board has reviewed the materiality of any relationship that each of our directors has with Amicus, either directly or indirectly. Based on this review, the Board has determined that the following directors are “independent directors” as defined by the rules and regulations of The Nasdaq Stock Market LLC (“NASDAQ”): Messrs. Hayden, Neff, Raab and Sblendorio, Drs. Barer, Barkas, Barrett and Topper and Ms. McGlynn.

Committees of the Board of Directors and Meetings

Our Board of Directors has an audit committee, a compensation committee, a nominating and corporate governance committee and a science and technology committee, each of which has the composition and responsibilities described below.

Audit Committee.  Our Audit Committee met seven times during 2009. The current members of our Audit Committee are Mr. Sblendorio, Ms. McGlynn and Mr. Raab. Ms. McGlynn was appointed to the Audit Committee effective as of January 1, 2010; prior to that time and at all times during 2009, Mr. Neff served on the Committee. Mr. Sblendorio is the chair of the Committee.

Our Board has determined that Mr. Sblendorio is an audit committee financial expert within the meaning of Item 407(d)(5) of Regulation S-K and has “accounting or related financial management expertise” within the meaning of the rules and regulations of NASDAQ. Our Audit Committee was established in accordance with Section 3(a)(58) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Audit Committee assists our Board in its oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence and the performance of our independent registered public accounting firm.

Our Audit Committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of certain reports from our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

•	establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our independent registered public accounting firm and management; and

•	preparing the Audit Committee report required by SEC rules.

All audit and non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our Audit Committee.

NASDAQ rules require that all members of the Audit Committee be independent directors, as defined by the rules of NASDAQ and the SEC. Our Board has determined that all the members of the Audit Committee satisfy the independence requirements for service on the Audit Committee.

A copy of the Audit Committee’s written charter is publicly available on our web site at www.amicustherapeutics.com.

Compensation Committee.  Our Compensation Committee met nine times during 2009. Messrs. Neff, Raab and Drs. Barer and Topper are the members of our Compensation Committee. Mr. Neff is the chair of the Committee. Our Compensation Committee assists our Board in the discharge of its responsibilities relating to the compensation of our executive officers. The Committee has retained Towers Watson as its independent executive compensation consultant. Towers Watson reports directly to the Compensation Committee and provides guidance on matters including trends in executive and non-employee director compensation, the development of certain executive compensation programs and other matters as directed by the Committee. Towers Watson does not provide any other services to the Company.

Our Compensation Committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our Board with respect to, the compensation of our Chief Executive Officer and our other executive officers;

•	overseeing the evaluation of performance of our senior executives;

•	overseeing and administering, and making recommendations to our Board with respect to, our cash and equity incentive plans;

•	reviewing and approving potential executive and senior management succession plans; and

•	reviewing and approving non-routine employment agreements, severance agreements and change in control agreements.

We believe that the members of our Compensation Committee qualify as independent directors under the rules and regulations of NASDAQ.

A copy of the Compensation Committee’s written charter is publicly available on our web site at www.amicustherapeutics.com.

Further discussion of the process and procedures for considering and determining executive compensation, including the role that our executive officers play in determining compensation for other executive officers, is included below in the section entitled “Compensation Discussion and Analysis.”

Please also see the report of the Compensation Committee set forth elsewhere in this Proxy Statement.

Nominating and Corporate Governance Committee.  Our Nominating and Corporate Governance Committee met three times during 2009. Mr. Hayden and Drs. Barkas and Barrett are the members of our Nominating and Corporate Governance Committee. Dr. Barrett was appointed to the Nominating and Corporate Governance Committee effective as of January 1, 2010; prior to that time and at all times during 2009, Mr. Raab served on the Committee. Mr. Hayden chairs the Committee.

Our Nominating and Corporate Governance Committee’s responsibilities include:

•	recommending to our Board the persons to be nominated for election as directors and to each of the Board’s Committees;

•	conducting searches for appropriate directors;

•	reviewing the size, composition and structure of our Board;

•	developing and recommending to our Board corporate governance principles;

•	overseeing a periodic self-evaluation of our Board and any Board committees; and

•	overseeing compensation and benefits for directors and Board committee members.

We believe that the members of our Nominating and Corporate Governance Committee qualify as independent directors under the rules and regulations of NASDAQ.

A copy of the Nominating and Governance Committee’s written charter is publicly available on our web site at www.amicustherapeutics.com.

Science and Technology Committee.  Our Board formed the Science and Technology Committee in December 2009. This Committee did not meet during 2009. Drs. Topper, Barkas and Barrett are the members of our Science and Technology Committee. Dr. Topper chairs the Committee.

Our Science and Technology Committee’s responsibilities include:

•	identifying and discussing new and emerging trends in pharmaceutical science, technology and regulation to ensure that the Company makes well informed choices in the investment of its Research and Development resources;

•	reviewing, evaluating and advising the Board regarding the quality, direction and competitiveness of the Company’s R&D programs.

•	reviewing, evaluating and advising the Board regarding the Company’s progress in achieving its strategic Research and Development goals and objectives; and

•	reviewing and making recommendations to the Board on the Company’s internal and external investments in science and technology.

We believe that the members of the Science and Technology Committee qualify as independent directors under the rules and regulations of NASDAQ. A copy of the Science and Technology Committee’s written charter is publicly available on our web site at www.amicustherapeutics.com.

Board Leadership Structure

In the fourth quarter of 2009, our Board formed a Special Committee to evaluate whether it is in the best interests of the Company to appoint John F. Crowley as Chairman of the Board in addition to his duties as Chief Executive Officer. Following an extensive evaluation process that included interviews with each director of the Company and members of senior management, the Special Committee recommended to the Board that the roles of Chairman and Chief Executive Officer be combined, with Mr. Crowley being appointed to such position. In February 2010, upon the recommendation of the Special Committee, and after careful consideration, the Board elected Mr. Crowley as Chairman of the Board in addition to his role as Chief Executive Officer to succeed Donald J. Hayden, Jr.

Simultaneous with Mr. Crowley’s election to Chairman, the Board appointed Mr. Hayden as Lead Independent Director. As Lead Independent Director, Mr. Hayden is responsible for, among other things:

•	leading executive sessions of the Board’s independent directors,

•	advising the independent Board committee chairs in fulfilling their responsibilities to the Board,

•	assisting the Board and the Company’s officers in complying with the Company’s governance guidelines, and

•	overseeing the process of evaluating, developing and compensating the CEO.

The Company chose to combine the Chairman and CEO positions because it believes that, at this critical juncture in the Company’s development, Mr. Crowley is best suited to oversee the development and implementation of the Company’s strategic vision. Mr. Crowley’s appointment as Chairman also reflects the Board’s confidence in his leadership and vision for the Company and recognizes his accomplishments since joining the Company. However, the Company wished to maintain the strong independent leadership provided by Mr. Hayden during his tenure as Chairman. The Company believes that by creating a Lead Independent Director position held by Mr. Hayden, it has designed a governance structure that best advances the objectives of the Company while maintaining proper checks and balances on senior management, and providing the independent members of the Board with open and transparent communication regarding the Company’s strategic planning activities.

Risk Oversight Management

Our Board provides risk oversight for the Company primarily through the Audit Committee. During 2009, we initiated an Enterprise Risk Management Risk Assessment Action Plan. Under this plan, the Company identified risks throughout our organization utilizing various methodologies, including interviews with senior employees and members of the Board. We then evaluated the identified risks and began implementing procedures and activities designed to manage and mitigate such risks. We presented several reports on this risk identification, management and mitigation process to the Audit Committee throughout 2009, who provided guidance and feedback to senior management. The Audit Committee apprised the Board of our progress throughout the year. The Audit Committee will continue to oversee and monitor senior management’s efforts to identify and manage the Company’s risks.

Risk Analysis of Compensation Policies and Practices

The Compensation Committee is aware that compensation arrangements, if not properly designed, could encourage inappropriate or excessive risk taking. We believe that our overall compensation program encourages our named executive officers and other employees to focus on both short-term and long-term objectives and does not encourage excessive risk taking. While the value of stock options is inherently tied to the performance of the Company, our stock options vest over multiple years and are not linked to the achievement of defined metrics. In addition, cash incentive bonuses tied to the achievement of Company goals and, for employees below vice president, individual goals, typically make up a small percentage of our employees’ total compensation package. For example, on average, payouts under our cash incentive bonus plan represented approximately 6% of the total compensation awarded to our named executive officers in 2009. Further, as a development stage company, we operate as a single business unit and therefore are not exposed to the risks that may be associated with operating through several segments, such as one business unit being significantly more profitable than another or having a compensation structure that is significantly different than that of other units. The Compensation Committee will continue to review risk as one of the elements it considers in the planning process for executive compensation in the future.

Policies Governing Director Nominations

Director Qualifications.  Our Nominating and Corporate Governance Committee is responsible for reviewing with the directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board in the context of the needs of the business and the composition of the Board. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all directors:

•	a reputation for integrity, honesty and adherence to high ethical standards;

•	the ability to exercise sound business judgment;

•	substantial business or professional experience and the ability to offer meaningful advice and guidance to the Company’s management based on that experience; and

•	the ability to devote the time and effort necessary to fulfill their responsibilities to the Company.

The Nominating and Corporate Governance Committee also considers numerous other qualities, skills and characteristics when evaluating director nominees, including whether the nominee has specific strengths that would augment existing skills and experience of the Board, such as an understanding of and experience in technology, accounting, governance, finance or marketing and whether the nominee has leadership experience with public companies or other sophisticated and complex organizations.

Process for Identifying and Evaluating Director Nominees.  Our Nominating and Corporate Governance Committee has established a process for identifying and evaluating nominees for director. Although the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders, it believes that the process it uses to identify and evaluate nominees for director is designed to produce nominees that possess the educational, professional, business and personal attributes that are best suited to further the Company’s mission. The Nominating and Governance Committee may identify nominees through the use of professional search firms that may utilize proprietary screening techniques to match candidates to the Committee’s specified qualifications. The Committee may also receive recommendations from existing directors, executive officers, key business partners, and trade or industry affiliations. The Committee will evaluate nominations at regular or special meetings, and in evaluating nominations, will seek to achieve a balance of knowledge, experience and capability on the Board and to address the membership criteria set forth above under “Director Qualifications.” The Board itself is ultimately responsible for recommending candidates for election to the stockholders or for appointing individuals to fulfill a vacancy. Although the Board does not have a policy with regard to the consideration of diversity in identifying director nominees, among the various factors the Nominating and Corporate Governance Committee considers in selecting candidates for nomination to the Board are the benefits to the Company of national origin, gender, race, scientific and pharmaceutical experience and cultural diversity in board composition.

Procedures for Recommendation of Director Nominees by Stockholders.  The Nominating and Corporate Governance Committee will consider director candidates recommended by our stockholders. In evaluating candidates recommended by our stockholders, the Nominating and Corporate Governance Committee applies the same criteria set forth above under “Director Qualifications.” Any stockholder recommendations of director nominees proposed for consideration by the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed in writing to the Nominating and Corporate Governance Committee, care of: Amicus Therapeutics Inc., 6 Cedar Brook Drive, Cranbury, New Jersey 08512, Attention: Secretary. In addition, our By-laws permit stockholders to nominate directors for consideration at an annual stockholder meeting in accordance with certain procedures described in this Proxy Statement under the heading “Stockholder Proposals and Nominations for Director.”

Meeting Attendance.  During the year ended December 31, 2009, there were ten meetings of our Board of Directors, and the various committees of the Board, including the Special Committee discussed above, met a total of thirty-three times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during 2009. The Board has adopted a policy under which each member of the Board is strongly encouraged to attend each Annual Meeting of our Stockholders. All of the directors attended our 2009 Annual Meeting of Stockholders.

Compensation Committee Interlocks and Insider Participation.  None of our executive officers serves as a member of the Board or compensation committee, or other committee serving an equivalent function, of any entity that has one or more of its executive officers serving as a member of our Board or our Compensation Committee. None of the members of our Compensation Committee has ever been an officer or employee of the Company.

Stockholder Communications to the Board

Any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to the Chairman of the Board, c/o Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, New Jersey 08512. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications.

Executive Officers

The following is a brief summary of the background of each of our executive officers:

John F. Crowley, 43, has served as Chairman, President and Chief Executive Officer since February 2010 and President and Chief Executive Officer since January 2005, and has also served as a Director of Amicus since August 2004, with the exception of the period from September 2006 to March 2007 when he was not an officer or director of Amicus while he was in active duty service in the United States Navy (Reserve). He was President and Chief Executive Officer of Orexigen Therapeutics, Inc. from September 2003 to December 2004. Mr. Crowley was President and Chief Executive Officer of Novazyme Pharmaceuticals, Inc., from March 2000 until that company was acquired by Genzyme Corporation in September 2001; thereafter he served as Senior Vice President of Genzyme Therapeutics until December 2002. Mr. Crowley received a B.S. degree in Foreign Service from Georgetown University’s School of Foreign Service, a J.D. from the University of Notre Dame Law School, and an M.B.A. from Harvard Business School.

Matthew R. Patterson, 38, has served as Chief Operating Officer since September 2006. From December 2004 to September 2006 he served as Chief Business Officer. From 1998-2004, Mr. Patterson worked in various roles at BioMarin Pharmaceuticals Inc. including Vice President, Regulatory and Government Affairs from 2001 to 2003 and Vice President, Commercial Planning from 2003-2004. From 1993-1998, Mr. Patterson worked at Genzyme Corporation in Regulatory Affairs and Manufacturing. Mr. Patterson received a B.A. in Biochemistry from Bowdoin College.

David J. Lockhart, Ph.D., 48 has served as Chief Scientific Officer since January 2006. Prior to joining Amicus, Dr. Lockhart served as President, Chief Scientific Officer and co-founder of Ambit Biosciences, a biotechnology company specializing in small molecule kinase inhibitors, from March 2001 to July 2005. Dr. Lockhart served as a consultant to Ambit Biosciences from August 2000 to March 2001, and as a visiting scholar at the Salk Institute for Biological Studies from October 2000 to March 2001. Prior to that, Dr. Lockhart served in various positions, including Vice President of Genomics Research at Affymetrix, and was the Director of Genomics at the Genomics Institute of the Novartis Research Foundation from February 1999 to July 2000. He received his Ph.D. from Stanford University and was a post-doctoral fellow at the Whitehead Institute for Biomedical Research at the Massachusetts Institute of Technology.

S. Nicole Schaeffer, 42, has served as Senior Vice President, Human Resources and Leadership Development since August 2008 and, prior thereto, served as Vice President, Human Resources and Leadership Development since March 2005. From 2001 to 2004, she served as Senior Director, Human Resources, for three portfolio companies of Flagship Ventures, a venture capital firm, and in that capacity she managed human resources for three life sciences companies. Ms. Schaeffer received her B.A. from the University of Rochester and her M.B.A. from Boston University.

Bradley L. Campbell, 34, has served as Senior Vice President, Business Operations since January 2010. From May 2007 to January 2010, he served as Vice President, Business Planning and from April 2006 until May 2007, he served as Senior Director, Business Development. Mr. Campbell served as Senior Product Manager and later Business Director of CV Gene Therapy at Genzyme Corporation from 2002 to 2006. Mr. Campbell received his B.A. from Duke University and his M.B.A. from Harvard Business School.

John R. Kirk, 53, has served as Vice President, Regulatory Affairs since January 1, 2008. Prior to joining Amicus, Mr. Kirk served as Executive Director, Regulatory Affairs at Aegerion Pharmaceuticals. From 2003 to 2007, Mr. Kirk held positions of increasing responsibility with Esperion Therapeutics which was acquired during this time by Pfizer. From 2000 to 2002, Mr. Kirk was Director, Worldwide Regulatory Affairs for Pfizer Global Research and Development. From 1988 to 2000, Mr. Kirk held various Regulatory positions with Parke-Davis Pharmaceutical Research. Mr. Kirk holds both his M.S. and B.S. from Wright State University in Ohio.

Geoffrey P. Gilmore, 44, has served as Senior Vice President, General Counsel and Secretary since March 2008. Prior to joining Amicus, from 2003 to 2008, Mr. Gilmore was in the Law Department at Bristol-Myers Squibb Company, where he most recently served as Vice President and Senior Counsel. From 2002 to 2003, Mr. Gilmore was a Senior Attorney at Wyeth Pharmaceuticals. From 1997 to 2002, Mr. Gilmore held various positions in the law department of Bristol Myers Squibb Company. Prior to joining Bristol-Myers Squibb Company, Mr. Gilmore was an associate with the law firms Ballard Spahr Andrews & Ingersoll, LLP, where he practiced in the Business and Finance Group, and Montgomery, McCracken, Walker & Rhoads, LLP, where he practiced in the Corporate & Securities Group. Mr. Gilmore received his B.A. from Franklin and Marshall College and his J.D. from University of Michigan Law School.

Pol F. Boudes, 53, has served as Chief Medical Officer since January 2009. Prior to joining Amicus, from 2004 to 2009, Dr. Boudes served as Vice President, Global Clinical Development Women’s Health Care US at Bayer HealthCare Pharmaceuticals (formerly Berlex, Inc.). From 1990 to 2004, Dr. Boudes served in positions of increasing responsibility with the Wyeth-Ayerst Research division of Wyeth both in Philadelphia, PA and in Europe, with Hoffmann-La Roche, and with Pasteur Merieux serums & vaccines (now sanofi-aventis). Dr. Boudes received his M.D. from the University of Aix-Marseilles, France, completed his internship and residency in Marseilles and in Paris, France and was an Assistant Professor of Medicine at the University of Paris. Dr. Boudes is specialized in Endocrinology and Metabolic Diseases, Internal Medicine, and Geriatric diseases. Dr. Boudes practiced medicine in this capacity in academic hospitals in France where he also participated in multiple clinical research programs as an investigator.

John M. McAdam, 35, has served as Vice President, Finance and Accounting since January 2010 and has also served as Corporate Controller, Principal Financial and Accounting Officer and Treasurer since October 2009. From April 2007 to January 2010, he served as Senior Director of Finance and Accounting and Corporate Controller. From March 2006 to April 2007, he served as Director of Finance and Accounting and Corporate Controller and from March 2006 to September 2006 as the Company’s Interim Principal Financial and Accounting Officer. From 2001 to 2006, Mr. McAdam worked at Quest Diagnostics Incorporated where he served in a variety of financial positions, most recently as Director of Accounting and Reporting. Prior to that, Mr. McAdam served as an audit professional at KPMG LLP. Mr. McAdam is a certified public accountant and received his B.S. in Accountancy from Villanova University and his M.B.A. from Rutgers Business School.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Compensation Committee, in consultation with the Board of Directors, is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives.

We describe our executive compensation program below and provide an analysis of the compensation paid and earned in 2009 by our “named executive officers” — our President and Chief Executive Officer, Principal Financial Officer and three other most highly compensated executive officers. In 2009, our named executive officers were Messrs. Crowley, Patterson, McAdam and Dentzer and Drs. Boudes and Lockhart. James Dentzer served as our Chief Financial Officer through October 2009 and since then Mr. McAdam has served as our Principal Financial and Accounting Officer.

Objectives and Philosophy of Executive Compensation

We are a biopharmaceutical company focused on the discovery, development and commercialization of orally administered, small molecule drugs known as pharmacological chaperones. Pharmacological chaperones are a novel, first-in-class approach to treating a broad range of diseases including lysosomal storage disorders and diseases of neurodegeneration. We operate in an extremely competitive, rapidly changing and heavily regulated industry and the long-term success of our business requires a high degree of innovation and adaptability. We believe that the skill, talent and dedication of our executive officers and other executives are critical factors affecting our long-term success. Therefore, our compensation program for our executive officers, including our named executive officers, is designed to attract, retain and motivate the best possible executive talent. Utilizing a pay-for-performance compensation philosophy, we have designed a program that provides the ability to differentiate the total compensation mix of our named executive officers based on their demonstrated performance and their potential to contribute to our long-term success.

Our compensation philosophy is to:

•	provide our executives a competitive total compensation opportunity relative to the organizations with which we compete for executive talent;

•	attract and retain individuals of superior ability and managerial talent who can successfully perform and succeed in our environment;

•	increase the incentive to achieve key strategic and financial performance measures by linking compensation opportunities and actual compensation earned through our pay for performance compensation program to the achievement of corporate goals; and

•	deliver pay in a cost efficient manner that aligns employees’ compensation with stockholders’ long-term interests.

Our compensation program is designed to reward the accomplishment of our corporate goals in a manner consistent with the Company’s values, which stresses not only results but how those results are attained. In order to meet the objectives of our compensation philosophy, we maintain a robust goal setting and performance management program. Corporate objectives are established at the beginning of each year and are the basis for determining corporate performance for the year. Key strategic corporate, financial and operational goals that are established by our Board include:

•	continued progress in our clinical development programs including Fabry disease;

•	continued progress in our pre-clinical research and development programs including our work in diseases of neurodegeneration;

•	implementation of appropriate financing or business development strategies; and

•	efficient, strategic management of our cash.

Historically, annual cash incentive bonuses for our named executive officers were determined on the basis of both corporate performance and the individual performance of such executive officers. However, for 2009, the Compensation Committee determined that our named executive officers’ cash bonus should be determined only on the basis of the Company’s performance as defined by the corporate multiplier discussed below. The Compensation Committee believed that by focusing on the accountability of our named executive officers for the Company’s annual performance, our named executive officers’ compensation would be more closely aligned with the interests of our stockholders. In fact, as discussed below, while the Compensation Committee recommended a corporate multiplier of 75%, the multiplier applied in determining the annual cash incentive bonuses for our named executive officers was adjusted to 50% in recognition of the significance of the Company’s decision not to advance Plicera to Phase 3 development after the results of the Phase 2 study did not meet its primary endpoints, the corporate restructuring in the fourth quarter 2009 and the decline in our stock price during the latter part of 2009.

The exception to this bonus structure is the amount of cash bonus payable to Mr. McAdam. Because Mr. McAdam did not become a named executive officer until the end of October 2009, his annual cash incentive bonus was calculated based on both the corporate multiplier and an individual multiplier. The individual multiplier for Mr. McAdam was 100% and was determined by reference to his individual performance for the year and other measures discussed below. Also, the corporate multiplier applied in calculating Mr. McAdam’s bonus amount was 75%, as opposed to the corporate multiplier of 50% utilized for our other named executive officers.

For 2010, the Compensation Committee has determined that no individual multiplier will be applied in determining our named executive officers’ annual cash incentive bonuses, if any, including any bonus awarded to Mr. McAdam. While the Compensation Committee did not utilize individual accomplishments in determining bonus compensation to the majority of our named executive officers in 2009 and does not intend to do so for 2010, the Committee may decide to include this factor in such determinations in future years.

Compensation Program Elements and Pay Level Determination

Each year, the Compensation Committee reviews and determines base salaries, annual cash incentive and long-term incentive awards for all executive officers. For 2009, the base salaries, annual cash incentives and long-term incentive awards determination for all named executive officers, including our Chief Executive Officer, were approved by our Compensation Committee, which is comprised solely of independent directors.

As part of the compensation evaluation process, the Chief Executive Officer and the Senior Vice President of Human Resources present to the Compensation Committee a detailed individual assessment of each named executive officer’s performance excluding his own over the prior year, as well as the recommended compensation action for each named executive officer. Based on corporate and individual performance, the Chief Executive Officer makes a compensation recommendation for each officer which includes actions on base salary and long-term incentive grants. As discussed above, recommendations on payouts under our cash incentive plan were based on evaluations of the Company’s performance for the year. The results of the named executive officer’s performance are a determination by his supervisor and Chief Executive Officer with input from other peers, and direct reports as appropriate. The Chief Executive Officer’s performance is assessed by all independent directors under the Leadership of our Lead Independent Director.

Individual goals and objectives are established at the beginning of each year and are designed to support the achievement of the corporate goals. All employees participate in annual goal setting as well as mid-year and annual performance reviews.

We target our total compensation for our named executive officers and each of its comprising elements — base salary, bonus and long-term incentive awards — at the 50th percentile of a broad set of companies from the peer group discussed below. Actual compensation levels for each named executive officer depend on factors such as individual performance, Company performance, skills/capabilities, overall impact/contribution, experience in position, criticality of position and internal equity. The Compensation Committee considered all the information presented (including external competitiveness, the performance review, Company performance and internal equity) and applied its collective knowledge and discretion to determine the compensation for each named executive officer.

The Compensation Committee, with the help of its independent executive compensation consultant, Towers Watson, established the peer group set forth below to better align target compensation with competitive data. The Compensation Committee, upon advice of Towers Watson, selected the companies that comprise our peer group through a robust screening process that considered publicly traded U.S. biopharmaceutical companies that were similar to Amicus in size, market capitalization and business operating model and operate in geographic locations that generally have similar pay levels. Several companies were removed from the peer group established last year due primarily to acquisitions or other changes in structure or size. The Compensation Committee replaced these entities with ArQule, Enzo Biochem, Enzon Pharmaceuticals and Telik upon the recommendation of Towers Watson. The Compensation Committee intends to continue reviewing and revising the peer group periodically to ensure that it continues to reflect companies of similar size and business model.

ACADIA Pharmaceuticals	ArQule	Rigel Pharmaceuticals
Acorda Therapeutics	Enzo Biochem	Synta Pharmaceuticals
Affymax	Enzon Pharmaceuticals	Telik
ARIAD Pharmaceuticals	Pharmasset	Theravance

Elements of Compensation

Our executive compensation consists of a number of elements, each of which plays an important role in our pay-for-performance philosophy and in achieving our compensation program objectives. For each element of compensation we target an overall executive compensation program that is competitive with market data.

Base Salary

Base salaries are paid to our named executive officers to provide a level of compensation that is both competitive with the external market and is commensurate with each executive officer’s scope of responsibilities, past performance, experience and skills. The salary increase from 2008 to 2009 for Mr. Crowley and Dr. Lockhart was 3%, for Messrs. Dentzer and Patterson 3.5%, and for Mr. McAdam 5%. Dr. Boudes did not join the Company until January 2009. For 2010, base salaries for our named executive officers other than Mr. McAdam were increased by 2%. Mr. McAdam’s base salary was increased by 7.6% based largely on his promotion to Principal Financial Officer in October 2009 and to Vice President, Finance and Accounting in January 2010, and the resulting significant increase in his responsibilities.

Annual Cash Incentive Plan

We maintain an annual cash incentive program to motivate and reward the attainment of annual strategic, operational, financial and individual goals. For all program participants, annual cash incentive opportunities, which are expressed as a percentage of base salary, are targeted at the 50th percentile of the market. For 2009, these percentages of base salary were determined by level in the organization accordance with our plan as follows:

2009 Targeted
Bonus % of
Position	Base Salary

Chief Executive Officer	50%
Other Chief Officers	40%
Vice Presidents	30%

For 2009, bonuses awarded under the plan to our named executive officers, other than Mr. McAdam, were determined by reference to a corporate multiplier. As discussed above, Mr. McAdam’s bonus was awarded based on both the corporate multiplier and an individual multiplier because the vast majority of his service during 2009 was not performed as a named executive officer.

The corporate multiplier is based upon a determination of how the Company performed against the corporate goals established at the beginning of the year and the other significant corporate activities that occurred during the year. This corporate multiplier may range from 0% to 150%. For Mr. McAdam, the individual multiplier was determined based upon his individual performance year end rating and was set at 100%. For 2009, the corporate multiplier was set at 75%. However, bonuses paid to our named executive officers, other than Mr. McAdam, were calculated using a corporate multiplier of 50% in recognition of the significance of the Company’s decision not to advance Plicera to Phase 3 development, the corporate restructuring in the fourth quarter 2009 and the decline in our stock price during the latter part of 2009.

For 2009, in order to determine bonus calculations under the plan, our named executive officers’ target bonus was multiplied by the 50% corporate multiplier. Mr. McAdam’s bonus was determined by first multiplying his target bonus by the 75% corporate multiplier and then multiplying that amount by his individual multiplier. The table on page 24 illustrates further how 2009 awards under the plan were calculated for our named executive officers.

The Corporate Multiplier

On an annual basis, the Board works with management to set Company goals and objectives that reflect a high degree of difficulty and acceleration of execution of the Company’s strategies commensurate with our short and long-term business plan. The Company’s internal goals and objectives reflect complex assumptions based on internal analyses and projections, and are intended to encourage the Company to pursue its business plan in an expedited, aggressive manner. Once the Company’s goals and objectives have been developed, they are reviewed and approved by the Compensation Committee and finally approved by the full Board.

At the time the goals and objectives are set, the Compensation Committee believes that their full attainment will be very difficult and may not be reached, despite great effort, due in part to internal and external factors, many of which may be out of the Company’s control. The objectives are set with the understanding that the Company is in its development stage and the recognition that some objectives, especially those tied to timing of events, may need to be altered as events throughout the course of the year shape the best path for the development of the Company’s product candidates. However, while total achievement of all goals and objectives set at the beginning of the year may not be expected, the Compensation Committee demands that management significantly advance the Company’s general business objectives throughout the year in order to achieve a 100% corporate multiplier.

For 2009, our corporate objectives were as follows:

•	initiate and begin enrollment in a Phase 3 clinical trial for our product candidate for the treatment of Fabry disease,

•	complete and announce results of a Phase 2 clinical trial in patients naïve to enzyme replacement therapy (“ERT”) for our product candidate for the treatment of Gaucher disease,

•	initiate a Phase 3 clinical trial for our product candidate for the treatment of Gaucher disease,

•	complete and announce results of a Phase 2 clinical trial for our product candidate for the treatment of Pompe disease,

•	select Investigational New Drug (“IND”) candidate molecule for Parkinson’s Disease and initiate IND-enabling dose-ranging toxicology study, and

•	end 2009 with a minimum of 12 months of cash necessary to operate our business.

In reaching its recommendation on the corporate multiplier, the Compensation Committee reviews the Company’s performance relating to the goals and objectives as a whole. The Compensation Committee does not apply a weighting to the Company’s goals and objectives.

In the 2009 plan year, the Company achieved the majority of its 2009 corporate goals; however, not all targets were completely met. Although we completed and announced results of a Phase 2 clinical trial for our product candidate for the treatment of Gaucher disease, the results did not meet the primary endpoints of the study; as a result, the Company decided not to advance the drug candidate into Phase 3 development. We also did not complete a Phase 2 clinical trial for our product candidate for the treatment of Pompe disease, AT2220. As previously disclosed, this trial was suspended and the AT2220 IND remains on partial clinical hold.

After reviewing the corporate goals and objectives and the Company’s additional accomplishments during 2009, the Compensation Committee recommended a composite 75% corporate multiplier. The Compensation Committee believed that 75% was an appropriate multiplier given that we did not meet all of our goals and objectives while also taking into account the significant progress the Company made in advancement of its overall business objectives. However, the Compensation Committee determined that the corporate multiplier utilized in calculating annual cash incentive bonuses for our named executive officers for 2009, other than Mr. McAdam, should be reduced to 50% in recognition of the significance of the Company’s decision not to advance Plicera to Phase 3 development based on the Phase 2 results, the corporate restructuring in the fourth quarter 2009 and the decline in our stock price during the latter part of 2009. These recommendations were approved by the full Board of Directors.

The Individual Multiplier

The Company has historically employed an individual multiplier for each named executive officer as part of the determination of the officer’s annual cash incentive bonus. For 2009, the Compensation Committee determined that an individual multiplier should not be applied when calculating the amount of our named executive officers’ annual cash incentive bonuses. Rather, the Compensation Committee believed that these bonuses should be calculated solely by reference to the corporate multiplier. The Compensation Committee felt that this approach placed more focus on the accountability of our named executive officers for the Company’s annual performance and better aligned the interests of the Company’s stockholders with our named executive officers.

Because Mr. McAdam began 2009 as a Senior Director of the Company and did not become a named executive officer until October 28, 2009, his annual cash incentive bonus was calculated based on both the corporate multiplier and an individual multiplier. Mr. McAdam’s individual multiplier was recommended by his supervisor and approved by the Compensation Committee based largely on his (i) role in establishing a capital asset financing facility, (ii) oversight of the Company’s enterprise risk management system, (iii) role in financial due diligence activities for potential business development opportunities, (iv) leadership in our public financial reporting process, (v) his significantly increased responsibilities and strong performance following his appointment to principal financial officer in October 2009, and (vi) commitment to fiscal discipline. Based on these factors, it was determined that Mr. McAdam met performance expectations and his individual multiplier was set at 100%.

Mr. McAdam’s 2009 annual cash incentive target was 20% of his salary, or $42,735. In order to determine Mr. McAdam’s cash bonus for 2009, his target bonus was first multiplied by the 75% corporate multiplier, and then multiplied by his individual multiplier of 100%, resulting in an annual cash incentive payout of $32,051. For 2010, Mr. McAdam’s cash incentive bonus, if any, will be determined solely by reference to the corporate multiplier.

Calculation of Annual Cash Incentive Bonuses

The calculation of the named executive officer’s individual cash incentive payments for service in 2009, other than Mr. Dentzer, are summarized in the table below. Because Mr. Dentzer was not employed by the Company at the time annual cash incentive bonuses were paid, he did not receive a bonus.

	Corporate	Individual	Target	Base
	Multiplier	Multiplier	Bonus	Salary	Payout
Name and Principal Position	(%)	(%)	(%)	($)	($)

John F. Crowley	50	N/A	50	$437,750	$109,438
President and Chief Executive Officer
Matthew R. Patterson	50	N/A	40	340,696	68,139
Chief Operating Officer

David J. Lockhart, Ph.D.	50	N/A	40	360,500	72,100
Chief Scientific Officer
Pol F. Boudes, M.D.	50	N/A	40	340,000	68,000
Chief Medical Officer
John M. McAdam	75	100	20	213,675	32,051
Vice President, Finance and Accounting

Generally, employees who are hired after April 1 of the calendar year are eligible for a prorated bonus based upon date of hire and those hired after October 1 are not eligible to receive an annual cash incentive award for that year.

Long-term Incentive Program

We believe that long-term performance will be achieved through an ownership culture that rewards our executives for maximizing stockholder value over time and that aligns the interests of our employees and management with those of stockholders. Our 2007 Amended and Restated Equity Incentive Plan, or the 2007 Plan, and our 2002 Equity Incentive Plan, or the 2002 Plan, authorize or authorized us to grant stock options or restricted stock. We have historically elected to use stock options as the primary long-term equity incentive vehicle. We typically grant an initial stock option award to new employees and annual performance-based awards as part of our overall compensation program as well as option grants to reflect promotions, as necessary. For the named executive officers, our stock option awards vest over a four year period with 25% vesting one year after the vesting commencement date and the remainder vesting ratably each month thereafter in equal installments over a 3-year period subject to continued employment or association with us, and expire ten years after the date of grant.

We expect to continue to use stock options as a long-term incentive vehicle because we believe that:

•	Stock options and the vesting period of stock options attract and retain executives.

•	Stock options are inherently performance based. Because all the value received by the recipient of a stock option is based on the growth of the stock price, stock options enhance the executives’ incentive to increase our stock price and maximize stockholder value.

•	Stock options help to provide a balance to the overall executive compensation program as base salary and our annual performance bonus program focus on short-term compensation, while stock options reward executives for increases in stockholder value over the longer term.

As the Company evolves as an organization, we will continue to explore and evaluate the use of alternative long-term incentives vehicles in combination with stock options.

Initial Stock Option Awards

Executives who join us are awarded initial stock option grants. These grants have an exercise price equal to the closing price of our Common Stock on the date of grant, or the first date of employment, whichever date is later. Our goal is to create a total compensation package for new employees that is competitive with other biotechnology companies and that will enable us to attract high quality people. In 2009, the number of shares of the initial stock option award was determined based on the executives’ position with us and analysis of the competitive practices of our peer group. Dr. Boudes received an initial grant of 100,000 options upon joining the Company in January 2009. None of our other named executive officers received an initial stock option award in 2009.

Annual Stock Option Awards

Our historical practice has been to make annual stock option awards as part of our overall performance management program to those employees who earn a certain threshold of performance rating or above. These awards are made in the form of incentive stock options within the meaning of Section 422 of the Internal Revenue Code, as amended (the “Code”), to the extent permitted by the Code. The Compensation Committee believes that providing additional option grants beyond the initial grant provides management with a strong link to long-term corporate performance and the creation of stockholder value as well as providing continued retention via long-term vesting.

In 2009, we made two stock option grants to our named executive officers — one in February and another in November. The Compensation Committee decided to grant options in November 2009 rather than in February 2010 when we have traditionally granted options in light of the corporate restructuring in October 2009 and associated reduction in force. The Committee believed that electing to make the option grants in November provided our remaining employees with an additional incentive to remain with the Company and ensure their dedication to advancing the Company’s long-term goals. Both grants in 2009 were made in connection with company-wide grants. All of the stock option awards are subject to our standard four year vesting schedule. The 2009 stock option grants are described in the section entitled “Grants of Plan-Based Awards” on page 28.

For 2010, we intend to move to a semi-annual option grant cycle. As a result, the Compensation Committee plans to make two stock option grants to our named executive officers — the first grant midway through the year and the second at the end of 2010. Each grant will represent half of the total option grant for the year for the executives. The Compensation Committee believes that moving to a semi-annual grant cycle will spread the incentives of the option grants across a broader time horizon and take into account the volatility of our stock price. These option grants will be made in connection with company-wide grants.

Restricted Stock

Our 2002 Plan and our 2007 Plan authorize us to grant restricted stock. To date, we granted under our 2002 Plan 13,333 shares of restricted stock to Mr. Sblendorio, our Audit Committee chairman, and 40,000 shares of restricted stock to Mr. Dentzer, our former Chief Financial Officer. While we have no current plans to grant restricted stock under our 2007 Plan, we may choose to do so in order to implement the long-term incentive goals of the Compensation Committee.

Other Compensation

Consistent with our compensation philosophy, we intend to continue to maintain our current benefits for our named executive officers, including medical, dental, vision and life insurance coverage. All employees receive Company paid term life insurance equal to two times annual base salary, up to a maximum benefit of $1,000,000.

Effective January 1, 2008, the Compensation Committee approved the implementation of a Company match for our 401(k) Plan. Executives as all participants are subject to Federal guidelines and plan maximums. We match $1 for each $1 a participant defers into the plan up to 5% of each participant’s salary and bonus paid during the year.

The match vests 25% per year on a cliff vesting schedule over the first four years of employment for each participant.

Additional CEO Benefits

Our Company is engaged in a highly competitive industry and developing medicines for unique and complicated genetic disorders. As Chief Executive Officer, Mr. Crowley has significant responsibility for leading our Company and managing its progress toward achieving our corporate goals. Mr. Crowley’s compensation reflects this responsibility and takes into account his unique circumstances.

As part of his overall compensation, Mr. Crowley receives significant payments and benefits from the Company related to the healthcare and other associated costs incurred by his family. These amounts reflect substantial costs incurred for the treatment of a rare medical condition afflicting two members of Mr. Crowley’s immediate family. Specifically, the Company provides Mr. Crowley with two additional compensation components: (1) certain payments pursuant to his employment agreement, and (2) Company-paid premiums for a supplemental health insurance plan. We describe these benefits below.

Employment Agreement Payments:  As outlined in Mr. Crowley’s employment agreement, in 2009 we reimbursed Mr. Crowley the maximum annual amount of $220,000 for medical expenses not covered by any of the Company’s medical insurance plans and made corresponding gross-up payments on behalf of Mr. Crowley to the appropriate federal and state taxing authorities in the amount of $183,078. These payments were made on a quarterly basis during 2009. Effective January 1, 2008, we modified the agreement to (i) make quarterly payments to Mr. Crowley to cover out-of-pocket healthcare associated expenses incurred by Mr. Crowley and his family, and (ii) make corresponding gross-up payments on behalf of Mr. Crowley on a quarterly basis to the appropriate federal and state taxing authorities.

Additional Health Insurance:  In addition to the basic health insurance plan provided to all employees, we maintain an additional medical insurance plan in which the named executive officers and other executives may participate. As mentioned above, the Company initiated this insurance plan primarily to address significant medical costs incurred by the family of Mr. Crowley. At present, in addition to Mr. Crowley, Mr. Patterson participates and receives benefits under the plan. These executives are entitled to the reimbursement of medical expenses, subject to certain limitations. We continually re-evaluate the levels of benefits currently provided to our executives.

In aggregate for 2009, the Company provided Mr. Crowley with other compensation of $1,191,368, which included reimbursements of $403,078 of family medical expenses under his employment agreement and $775,500 for health insurance premiums for Mr. Crowley’s family. The Company expects these premiums to remain stable in 2010 for Mr. Crowley and his family. As part of its responsibilities, the Compensation Committee intends to monitor these costs and continuously review and assess the total mix and structure of Mr. Crowley’s compensation to ensure that it appropriately reflects the value Mr. Crowley brings to the Company.

Termination Based Change of Control Compensation

Upon termination of employment under certain circumstances, our named executive officers are entitled to receive varying types of compensation. Elements of this compensation may include payments based upon a number of months of base salary, bonus amounts, acceleration of vesting of equity, health care coverage and other similar benefits. We believe that our termination-based compensation and acceleration of vesting of equity arrangements are in line with severance packages offered to named executive officers of other similar companies, including our package for our Chief Executive Officer, based upon the market information we have reviewed. We also have granted severance and acceleration of vesting of equity benefits to our named executive officers in the event of a change of control if the executive is terminated within a certain period of time following the change of control. We believe this “double trigger” requirement maximizes stockholder value because it prevents an unintended windfall to management in the event of a friendly or non-hostile change of control. In addition, this structure is more appropriate than a single trigger acceleration mechanism contingent only upon a change of control because unvested equity awards would continue to encourage our executives to remain with the Company following a change of control. The specifics of each named executive officer’s arrangements are described in further detail below.

Executive Compensation

Summary Compensation Table

The following table provides information regarding the compensation that we paid to each person serving as our principal executive officer, our principal financial officer and each of our other three most highly compensated executive officers during the years indicated below (collectively, the “named executive officers”).

					Stock	Option	All Other
	Fiscal	Salary	Bonus(1)		Awards	Awards(2)	Compensation		Total
Name and Principal Position	Year	($)	($)		($)	($)	($)		($)

John F. Crowley	2009	$437,750	109,438		$—	$1,202,336	$1,191,368	(3)	$2,940,892
Chairman,
President and Chief	2008	425,000	167,078		—	894,133	1,703,532	(4)	3,189,743
Executive Officer	2007	400,000	220,000		—	1,924,728	863,686	(5)	3,408,414
John M. McAdam(6)	2009	213,675	32,051		—	169,433	12,790	(7)	427,949
Vice President,
Finance and
Accounting
James E. Dentzer(8)	2009	260,051	—		21,092 (9)	395,447	137,556	(10)	814,146
Former Chief	2008	296,940	79,506		—	286,123	11,980	(19)	674,549
Financial Officer	2007	282,692	93,324		—	705,740	—		1,081,756
Matthew R. Patterson	2009	340,606	68,139		—	632,458	14,905	(11)	1,056,108
Chief Operating	2008	329,175	88,137		—	321,888	14,095	(12)	753,295
Officer	2007	312,981	98,753		—	768,891	2,595	(13)	1,183,220
David Lockhart, Ph.D.	2009	360,500	72,100		—	632,458	12,790	(7)	1,077,848
Chief Scientific	2008	335,534	93,713		—	470,783	44,590	(14)	944,620
Officer	2007	296,154	106,848		—	962,364	59,761	(15)	1,425,127
Pol F. Boudes, M.D.(16)	2009	319,077	193,000	(17)	—	969,320	141,474	(18)	1,622,871
Chief Medical
Officer

(1)	The 2009 amount represents bonuses earned in 2009 and paid in 2010; the 2008 amount represents bonuses earned in 2008 and paid in 2009 and the 2007 amount represents bonuses earned in 2007 and paid in 2008.

(2)	The grant date fair value of option awards granted to our named executive officers in 2009 was computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Assumptions made in this valuation are discussed in our annual report for the year ended December 31, 2009, filed with the Securities and Exchange Commission on Form 10-K on March 10, 2010, at Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Stock-Based Compensation.

(3)	Includes $12,250 of 401(k) employer match, $220,000 of payments made in connection with reimbursements for medical expenses under Mr. Crowley’s employment agreement, $183,078 for corresponding reimbursement of taxes, $775,500 for health insurance premiums for Mr. Crowley’s family and $540 in life insurance premiums.

(4)	Includes $11,500 of 401(k) employer match, $270,393 of payments made in connection with reimbursements for medical expenses under Mr. Crowley’s employment agreement, $225,013 for corresponding reimbursement of taxes, $1,196,146 for health insurance premiums for Mr. Crowley’s family and $480 in life insurance premiums.

(5)	Includes $220,000 of payments made in connection with reimbursements for medical expenses under Mr. Crowley’s employment agreement, $183,078 for corresponding reimbursement of taxes, $460,128 for health insurance premiums for Mr. Crowley’s family and $480 in life insurance premiums.

(6)	Mr. McAdam began serving as our principal financial officer in October 2009.

(7)	Represents $12,250 of 401(k) employer match, and $540 in life insurance premiums.

(8)	Mr. Dentzer’s employment with us ended on October 29, 2009.

(9)	As part of his severance package, Mr. Dentzer received an additional six months of vesting in his restricted stock award beyond the contractual obligations of his restricted stock agreement. This represents an additional 5,010 shares of our Common Stock.

(10)	Includes $47,282 of severance payments, $11,229 of vacation earned and paid as part of severance package, $66,255 of bonus paid as part of severance package, $12,250 of 401(k) employer match and $540 in life insurance premiums.

(11)	Includes $12,250 of 401(k) employer match, $2,115 for health insurance premiums and $540 in life insurance premiums.

(12)	Includes $11,500 of 401(k) employer match, $2,115 for health insurance premiums and $480 in life insurance premiums.

(13)	Represents payments of health insurance premiums and $480 in life insurance premiums.

(14)	Represents $11,500 of 401(k) employer match, $22,478 of commuting expenses, $10,132 for reimbursement of taxes and $480 in life insurance premiums.

(15)	Represents $39,690 of relocation expenses, $19,591 for reimbursement of taxes and $480 in life insurance premiums.

(16)	Dr. Boudes began serving as our chief medical officer in January 2009.

(17)	Represents $125,000 signing bonus and $68,000 bonus under our annual cash incentive plan.

(18)	Represents $12,250 of 401(k) employer match, $83,483 of relocation expenses, $45,201 for reimbursement of taxes and $540 in life insurance premiums.

(19)	Represents $11,500 of 401(k) employer match and $480 in life insurance premiums.

Grants of Plan-Based Awards

The following table presents information concerning grants of plan-based awards to each of the named executive officers during 2009.

		All Other
		Option
		Awards:		Grant	All Other
		Number of	Exercise	Date Fair	Stock	Grant
		Securities	Price of	Value of	Awards:	Date Fair
		Underlying	Option	Option	Number of	Value of
		Options(1)	Awards	Awards(2)	Shares of	Stock
Name and Principal Position	Grant Date	(#)	($/Sh)	($)	Stock (#)	Awards ($)

John F. Crowley	2/3/2009	103,500	$10.36	$757,939
Chairman,	11/16/2009	150,000	4.16	444,397
President and Chief Executive Officer
John M. McAdam(3)	2/3/2009	11,000	10.36	80,554
Vice President, Finance	11/16/2009	30,000	4.16	88,879
and Accounting
James E. Dentzer(4)	2/3/2009	54,000	10.36	395,447	5,010 (5)	21,092
Former Chief Financial Officer
Matthew R. Patterson	2/3/2009	54,000	10.36	395,447
Chief Operating Officer	11/16/2009	80,000	4.16	237,011
David Lockhart, Ph.D.	2/3/2009	54,000	10.36	395,447
Chief Scientific Officer	11/16/2009	80,000	4.16	237,011
Pol F. Boudes, M.D.	2/3/2009	100,000	10.36	732,309
Chief Medical Officer	11/16/2009	80,000	4.16	237,011

(1)	The option has a term of ten years and vests in accordance with the following schedule: 25% of the total number of shares vest on the first anniversary of the Grant Date and 1/48th of the total number of shares vest on the first day of the following 36 months

(2)	The grant date fair value of option awards granted to our named executive officers in 2009 was computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. Assumptions made in this valuation are discussed in [our annual report for the year ended December 31, 2009, filed with the Securities and Exchange Commission on Form 10-K on March 10, 2010, at Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Stock-Based Compensation.

(3)	Mr. McAdam began serving as our principal financial officer in October 2009.

(4)	Mr. Dentzer’s employment with us ended on October 29, 2009.

(5)	As part of his severance package, Mr. Dentzer received an additional six months of vesting in his restricted stock award beyond the contractual obligations of his restricted stock agreement. This represents an additional 5,010 shares of our Common Stock.

While our Amended and Restated 2007 Equity Incentive Plan authorizes us to grant restricted stock, we did not grant restricted stock during 2009, nor do we currently have plans to grant restricted stock.

Outstanding Equity Awards at Year-End

The following table presents the outstanding equity awards held by each of the named executive officers as of December 31, 2009.

	Option Awards					Stock Awards
	Number of	Number of				Number of	Market Value of
	Securities	Securities				Shares or	Shares or
	Underlying	Underlying				Units of	Units of
	Unexercised	Unexercised		Option		Stock	Stock
	Options	Options		Exercise	Option	That Have	That Have
	(#)	(#)		Price	Expiration	Not Vested	Not Vested
Name and Principal Position	Exercisable	Unexercisable(1)		($)	Date	(#)	($)

John F. Crowley	49,931	—		$0.638	1/6/2015	—	$—
President and Chief	16,491	—		0.638	8/17/2014	—	—
Executive Officer	89,000	—		5.325	10/20/2015	—	—
	268,322	11,678	(5)	5.325	2/28/2016	—	—
	133,320	66,680	(6)	13.425	4/25/2017	—	—
	57,290	67,710	(7)	10.21	2/5/2018	—	—
	—	103,500	(8)	10.36	2/3/2019	—	—
	—	150,000	(9)	4.16	11/16/2019	—	—
John M. McAdam(3)	1,894	106	(5)	5.325	2/28/2016	—	—
Vice President, Finance	6,220	447	(10)	5.325	3/27/2016	—	—
and Accounting	1,334	1,170	(11)	8.175	5/15/2016	—	—
	8,873	4,461	(6)	13.425	4/25/2017	—	—
	5,725	6,775	(7)	10.21	2/5/2018	—	—
	—	11,000	(8)	10.36	2/3/2019	—	—
	—	30,000	(9)	4.16	11/16/2019	—	—
James E. Dentzer(4)	26,377	6,957	(13)	8.175	10/2/2016	— (2)	—
Former Chief Financial Officer	48,873	24,461	(6)	13.425	4/25/2017	—	—
	18,330	3,332	(7)	10.21	2/5/2018	—	—
	—	15,750	(8)	10.36	2/3/2019	—	—
Matthew R. Patterson	36,667	—		5.325	10/20/2015	—	—
Chief Operating Officer	31,929	1,405	(5)	5.325	2/28/2016	—	—
	53,320	26,680	(6)	13.425	4/25/2017	—	—
	20,620	24,380	(7)	10.21	2/5/2018	—	—
	—	54,000	(8)	10.36	2/3/2019	—	—
	—	80,000	(9)	4.16	11/16/2019	—	—
David Lockhart, Ph.D.	97,905	2,095	(5)	5.325	2/28/2016	—	—
Chief Scientific Officer	31,929	1,405	(5)	5.325	2/28/2016	—	—
	66,660	33,340	(6)	13.425	4/25/2017	—	—
	20,620	24,380	(7)	10.21	2/5/2018	—	—
	7,496	12,504	(12)	10.53	6/10/2018	—	—
	—	54,000	(8)	10.36	2/3/2019	—	—
	—	80,000	(9)	4.16	11/16/2019	—	—
Pol F. Boudes, M.D.	—	100,000	(8)	10.36	2/3/2019	—	—
Chief Medical Officer	—	80,000	(9)	4.16	11/16/2019	—	—

(1)	25% of the total number of shares subject to the option vest on the first anniversary of the date of grant and the remainder vest 1/36th per month thereafter.

(2)	The risk of forfeiture lapsed on Mr. Dentzer’s restricted stock award upon the end of his employment with us on October 29, 2010. However, the remaining 10,008 shares of restricted stock that had not yet vested at the time of his termination continue to vest monthly in accordance with their original vesting schedule through October 2010.

(3)	Mr. McAdam began serving as our principal financial officer in October 2009.

(4)	Mr. Dentzer’s employment with us ended on October 29, 2009. There is no risk of forfeiture for any of the unexercisable options held by Mr. Dentzer and shown in this table.

(5)	The date of grant was February 28, 2006.

(6)	The date of grant was April 25, 2007.

(7)	The date of grant was February 5, 2008.

(8)	The date of grant was February 3, 2009.

(9)	The date of grant was November 16, 2009.

(10)	The date of grant was March 27, 2006.

(11)	The date of grant was May 15, 2006.

(12)	The date of grant was June 10, 2008.

(13)	The date of grant was October 2, 2006.

Option Exercises and Stock Vested at Year End

The following table presents certain information concerning the exercise of options by each of the named executive officers during the year ended December 31, 2009.

	Option Awards		Stock Awards
Number of
	Shares	Value	Number of Shares	Value
	Acquired on	Realized	Acquired on	Realized
	Exercise	on Exercise	Vesting	on Vesting
Name and Principal Position	(#)	($)	(#)	($)

John F. Crowley	1,000	$2,285	—	$—
Chairman, President and Chief Executive Officer
James E. Dentzer(1)(2)			18,338 (3)	120,643
Former Chief Financial Officer

(1)	In order to comply with the minimum statutory federal and Medicare withholding rates, Mr. Dentzer surrendered a portion of his vested shares to the Company. Total shares surrendered were 2,640 shares with a value of $21,575.

(2)	Mr. Dentzer’s employment with us ended on October 29, 2009.

(3)	The risk of forfeiture lapsed on Mr. Dentzer’s restricted stock award upon the end of his employment with us on October 29, 2010, However, the remaining 10,008 shares of restricted stock that had not yet vested at the time of his termination (8,342 of which had not vested as of December 31, 2009) continue to vest monthly in accordance with their original vesting schedule through October 2010.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our named executive officers participate in or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. The Compensation Committee, which is comprised solely of independent directors, may elect to provide our officers and other employees with non-qualified defined contribution or deferred compensation benefits if the Compensation Committee determines that doing so is in our best interests.

Severance Benefits and Change of Control Arrangements

We have agreed to provide severance benefits and change of control arrangements to our current executives, as described below.

John F. Crowley.  We employ Mr. Crowley as our President and Chief Executive Officer pursuant to an employment agreement. The agreement will continue for successive one-year terms until either Mr. Crowley or we provide written notice of termination to the other in accordance with the terms of the agreement. Upon the termination of his employment by us other than for cause, or if we decide not to extend Mr. Crowley’s agreement at the end of any term, or termination of his employment by him for good reason, Mr. Crowley has the right to receive (i) a severance payment in an amount equal to 18 times his monthly base salary then in effect, payable in accordance with our regular payroll practices, (ii) an additional payment equal to 150% of the target bonus for the year in which the termination occurs, and (iii) continuation of benefits for a comparable period as a result of any such termination. Further, the vesting of all options then held by Mr. Crowley shall accelerate by one year. Mr. Crowley is not entitled to severance payments if we terminate him for cause or if he resigns without good reason. Mr. Crowley is bound by non-disclosure, inventions and non-competition covenants that prohibit him from competing with us during the term of his employment and for one year after termination of employment.

If Mr. Crowley resigns for good reason, we or our successor terminate him without cause, or we decide not to extend his employment agreement at the end of any term, in each case within 3 months prior to, or 12 months following a change of control, then Mr. Crowley has the right to receive a severance payment in an amount equal to 24 times his monthly base salary then in effect, payable in accordance with our regular payroll schedule, as well as an additional payment equal to 200% of the target bonus for the year in which the termination occurs. In addition, Mr. Crowley is entitled to the continuation of benefits for a comparable period as a result of any such termination. Further, the vesting of all options then held by him shall accelerate in full, and all repurchase rights that we may have as to any of his stock will automatically lapse. We believe this “double trigger” requirement maximizes stockholder value because it prevents an unintended windfall to management in the event of a friendly or non-hostile change of control. We believe that the severance package for our chief executive officer is in line with severance packages offered to chief executive officers of comparable companies as represented by compensation data we have reviewed.

Other Named Executive Officers.  We have entered into severance agreements with the following named executive officers: Matthew R. Patterson, David J. Lockhart, Pol F. Boudes, M.D. and John M. McAdam. If a named executive officer is terminated without cause, then the executive has the right to receive:

•	six months of base salary following that termination;

•	an amount equal to any bonus paid to such executive in the previous year pro-rated for the number of months actually worked in the year of termination, and only if termination occurs after June 30 of the calendar year;

•	vesting on options or restricted stock awards then held by them will automatically accelerate by six months; and

•	continuation of health care coverage under COBRA with premiums to be paid by the Company for a period of twelve months.

In addition, if any of our named executive officers is terminated other than for cause within six months following certain corporate changes or, if following those changes, the executive resigns for good reason, then the executive has the right to receive:

•	a lump-sum severance payment in an amount equal to 12 times the monthly base salary in effect as of the date of the corporate change;

•	an amount equal to any bonus paid to such executive in the previous year pro-rated for the number of months actually worked in the year of termination, and only if termination occurs after June 30 of the calendar year;

•	any outstanding unvested stock options or other equity based compensation held by the executive will fully vest (“double trigger” requirement); and

•	continuation of health care coverage under COBRA with premiums to be paid by the Company for a period of twelve months.

As previously disclosed, in December 2008, we entered into an amendment to Mr. Crowley’s employment agreement and amendments to our other named executive officers’ letter agreements (other than Mr. McAdam) in order to ensure compliance with regulations promulgated under Section 409A of the Code. These amendments did not change in any way the financial benefits available to Mr. Crowley or the other named executive officers. The changes include, but are not limited to, (i) modification of the definition of “good reason” to comply with Section 409A; (ii) a change in the timing of payments due or potentially due under the agreements, including post-termination payments, and (iii) a “gross up” of payments in the event that any payment upon termination of service with the Company is determined to be subject to penalties imposed by Section 409A.

Each named executive officer is bound by non-disclosure, inventions transfer, non-solicitation and non-competition covenants that prohibit the executive from competing with us during the term of his or her employment and for 12 months after termination of employment. We believe that the severance packages for our named executive officers are consistent with severance packages offered to named executive officers of comparable companies as represented by compensation data we have reviewed.

Potential Payments Upon Termination Without Cause

For each named executive officer other than Mr. Dentzer, the following table sets forth quantitative estimates of the benefits that would have accrued to each of our named executive officers if his employment had been terminated without cause or, in the case of Mr. Crowley, he resigned for good reason, on December 31, 2009. Amounts below reflect potential payments pursuant to the employment agreements for such named executive officers.

The amounts described below for Mr. Dentzer reflect the actual payments and benefits he received in connection with the termination of his employment on October 29, 2009. Pursuant to the terms of the restricted stock agreement dated as of March 8, 2007 between Mr. Dentzer and the Company (the “Restricted Stock Agreement”), Mr. Dentzer was entitled to an additional six months vesting in the restricted shares upon his termination. However, as part of his severance package, the Company agreed to allow Mr. Dentzer to fully vest in these restricted shares in accordance with the original vesting schedule and thereby eliminated the risk of forfeiture associated with such shares. This will result in Mr. Dentzer receiving an additional 5,010 shares of our Common Stock that he otherwise would have forfeited under the terms of the Restricted Stock Agreement.

					Value of
	Salary		Benefit		Restricted
	Continuation	Bonus	Continuation		Stock Vesting		Total
Name and Principal Position	($)	($)	($)		($)		($)

John F. Crowley	$656,625	$318,750	$1,767,867	(1)	—	(4)	$2,743,242
Chairman, President and Chief Executive Officer
John M. McAdam(2)	106,838	41,514	40,042	(3)	—	(4)	188,394
Vice President, Finance and Accounting
James E. Dentzer	47,282	66,255	47,338	(3)	44,949	(5)	205,824
Former Chief Financial Officer
Matthew R. Patterson	170,303	88,137	13,065	(3)	—	(4)	271,505
Chief Operating Officer
David Lockhart, Ph.D.	180,250	93,713	31,029	(3)	—	(4)	304,992
Chief Scientific Officer
Pol F. Boudes M.D.	170,000	—	40,042	(3)	—	(4)	210,042
Chief Medical Officer

(1)	Benefits to be continued consist of estimated healthcare costs and health insurance premiums for Mr. Crowley’s family.

(2)	Mr. McAdam began serving as our principal financial officer in October 2009 and did not enter into a severance agreement with the Company until March 2010. Therefore, he was not entitled to the payments set forth above as of December 31, 2009. However, we have presented this information as if Mr. McAdam had entered into his severance agreement prior to the end of 2009 for illustrative purposes.

(3)	Benefits to be continued consist of COBRA premiums paid by the Company.

(4)	Although these named executive officers would be entitled to accelerated vesting of options, there is no value associated therewith because the exercise prices for such options exceed the price of our Common Stock as of December 31, 2009.

(5)	Represents the value of Mr. Dentzer’s continued vesting in his restricted stock award through the end of its original term in October 2010.

Potential Payments Upon Termination Due to Change of Control

The following table sets forth quantitative estimates of the benefits that would have accrued to each of our named executive officers, other than Mr. Dentzer, if his employment had been terminated due to constructive termination upon a change of control on December 31, 2009, assuming that such termination occurred within the period beginning on the first day of the calendar month immediately preceding the calendar month in which the effective date of a change of control occurs and ending on the last day of the twelfth calendar month following the calendar month in which the effective date of a change of control occurs, or, in the case of Mr. Crowley, within three months prior to or twelve months following the date on which the change of control occurs. Amounts below reflect potential payments pursuant to the amended employment agreements for such named executive officers.

					Value of
	Salary		Benefit		Accelerated
	Continuation	Bonus	Continuation		Equity Vesting	Total
Name and Principal Position	($)	($)	($)		($)(4)	($)

John F. Crowley	$875,500	$437,750	$2,357,156	(1)	$—	$3,670,406
President and Chief Executive Officer
John M. McAdam(2)	213,675	41,514	40,042	(3)	—	295,231
Vice President, Finance and Accounting
Matthew R. Patterson	340,606	88,137	13,065	(3)	—	441,808
Chief Operating Officer
David Lockhart, Ph.D.	360,500	93,713	31,029	(3)	—	485,242
Chief Scientific Officer
Pol F. Boudes M.D.	340,000	—	40,042	(3)	—	380,042
Chief Medical Officer

(1)	Benefits to be continued consist of healthcare costs and health insurance premiums for Mr. Crowley’s family.

(2)	Mr. McAdam began serving as our principal financial officer in October 2009 and did not enter into a severance agreement with the Company until March 2010. Therefore, he was not entitled to the payments set forth above as of December 31, 2009. However, we have presented this information as if Mr. McAdam had entered into his severance agreement prior to the end of 2009 for illustrative purposes.

(3)	Benefits to be continued consist of COBRA premiums paid by the Company.

(4)	Although the named executive officers would be entitled to accelerated vesting of options, there is no value associated therewith because the exercise prices for such options exceed the price of our Common Stock as of December 31, 2009.

Confidential Information and Inventions Agreement

Each of our named executive officers has also entered into a standard form agreement with respect to confidential information and inventions. Among other things, this agreement obligates each named executive officer to refrain from disclosing any of our proprietary information received during the course of employment and to assign to us any inventions conceived or developed during the course of employment.

Director Compensation

In June 2006, our Board of Directors adopted a compensation program for our non-employee directors, or the Director Compensation Policy. Pursuant to the Director Compensation Policy, each member of our Board who is not our employee receives the following cash compensation for Board services, as applicable:

•	$45,000 per year for service as chairman;

•	$20,000 per year for service as a Board member;

•	$30,000 per year for service as chairperson of the Audit Committee;

•	$30,000 for service as a financial expert;

•	$20,000 per year each for service as chairperson of the Compensation Committee, the Nominating and Corporate Governance Committee or the Science and Technology Committee; and

•	$10,000 per year for service as a member of the Audit Committee and $5,000 per year for service as a member of the Compensation Committee, the Nominating and Corporate Governance Committee or the Science and Technology Committee.

The 2007 Director Option Plan provides that each director shall automatically receive an annual grant of options to purchase 10,000 shares on the date of our Annual Meeting of Stockholders and the grants will vest in full at the next Annual Meeting of Stockholders. The exercise price of each option granted to a non-employee director will be equal to 100% of the fair market value on the date of grant of the shares covered by the option. Options will have a maximum term of 10 years measured from the grant date, subject to termination in the event of the optionee’s cessation of Board service. All of our directors are eligible to participate in our 2007 Equity Incentive Plan.

In February 2009 and March 2010, we granted Sol. J. Barer and Margaret G. McGlynn, respectively, options to purchase 30,000 shares of our Common Stock under our Amended and Restated 2007 Equity Incentive Plan in connection with their election to the Board. The exercise price of these options is equal to 100% of the fair market value on the date of grant of the shares covered by the option. Unlike the annual grant to our directors, this initial grant awards vests over a four year period with 25% vesting one year after the vesting commencement date and the remainder vesting ratably each month thereafter in equal installments over a 3-year period subject to continued service as a director. We may in the future make additional initial grants of stock options to new Board members.

Summary Director Compensation Table

The following table provides information regarding the compensation that we paid to each of our directors during the year ended December 31, 2009.

		Fees		Stock	Option	All Other
	Total	Earned		Awards(5)	Awards(9)	Compensation
Name	($)	($)		($)	($)	($)

Glenn P. Sblendorio(5)	$131,546	$80,000	(1)	$—	$51,546	$—
Alexander E. Barkas, Ph.D.(6)(7)	76,546	25,000	(2)	—	51,546	—
Michael G. Raab (4)(5)	91,546	40,000	(1)	—	51,546	—
James N. Topper, M.D., Ph.D(4)(7)	76,546	25,000	(3)	—	51,546	—
P. Sherrill Neff(4)	101,546	50,000	(2)	—	51,546	—
Sol J. Barer, Ph.D.(4)	296,238	25,000	(1)	—	271,238	—
Donald J. Hayden, Jr.(6)(8)	136,546	85,000	(1)	—	51,546	—
James Barrett, Ph.D.(6)(7)	8,425	8,425	(2)	—	—	—
Margaret G. McGlynn, R.Ph.(5)	3,533	3,533	(1)	—	—	—

(1)	Represents fees paid to Director pursuant to Director Compensation Policy

(2)	Represents fees paid to fund managed by Director

(3)	Consists of $6,250 paid directly to Dr. Topper and $18,750 paid to the fund affiliated with Dr. Topper

(4)	Member of Compensation Committee

(5)	Member of Audit Committee

(6)	Member of Nominating and Corporate Governance Committee

(7)	Member of Science & Technology Committee

(8)	Lead Independent Director

(9)	Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation. Assumptions made in this valuation are discussed in our annual report for the year ended December 31, 2009, filed with the Securities and Exchange Commission on Form 10-K on March 10, 2010, at Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations — Stock-Based Compensation.

(10)	As of December 31, 2009, our non-employee directors had the following number of stock options outstanding:

Name	Aggregate Options Outstanding	Vested/Unvested

Each of Messrs. Neff, Raab, Sblendorio and Drs. Barkas and Topper	20,000 each	10,000/10,000
Sol J. Barer, Ph.D.	40,000	0/40,000
Donald J. Hayden, Jr.	126,668	104,958/21,710
James Barrett, Ph.D.	0	0
Margaret G. McGlynn, R.Ph	0	0

Employment Agreements

John F. Crowley.  We employ Mr. Crowley as our Chairman, President and Chief Executive Officer. Under this agreement, Mr. Crowley is entitled to an annual base salary of $425,000. Adjustments to his base salary are in the discretion of our Board of Directors and we have agreed not to reduce his base salary below $425,000. The agreement provides that Mr. Crowley is eligible to receive a cash bonus of up to 50% of his base salary if performance criteria are met for the year in which the bonus is to be paid. The agreement also provides that Mr. Crowley’s compensation and benefits, including health benefits for him and his family, continue in full during the term of any active duty service, and Mr. Crowley received full compensation and benefits during his active duty service from September 2006 to March 2007. The agreement further provides that Mr. Crowley is eligible to participate in any executive bonus plans established by the Board from time to time. The agreement will continue for successive one-year terms until either Mr. Crowley or we provide written notice of termination to the other in accordance with the terms of the agreement.

We have agreed to secure and maintain an executive medical reimbursement contract with a named insurance company covering Mr. Crowley, his spouse and his dependents. Beginning in January 2008, we have agreed to (i) make quarterly payments to Mr. Crowley to cover out-of-pocket healthcare associated expenses incurred by Mr. Crowley and his family, and (ii) make corresponding gross-up payments on behalf of Mr. Crowley on a quarterly basis to the appropriate federal and state taxing authorities. The agreement also provides for severance benefits and change of control arrangements as previously described in detail.

Other Named Executive Officers.  We have entered into employment agreements with Matthew R. Patterson and David Lockhart, Ph.D. These agreements set forth the named executive officer’s position, duties, base salary, benefits, and severance arrangements as described previously in the sections above. Our executive employment agreements with Dr. Lockhart and Mr. Patterson provide for an initial term of two years, and will continue thereafter for successive two-year periods until we provide the executive with written notice of the end of the agreement in accordance with its terms. There are no employment agreements in place for Dr. Boudes or Mr. McAdam, who are employed “at will”.

COMPENSATION COMMITTEE REPORT

The Compensation Committee is comprised entirely of independent directors. The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears in this Proxy Statement, with our management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and our 2009 Annual Report on Form 10-K.

Members of the Amicus Therapeutics, Inc.
Compensation Committee:

P. Sherrill Neff, Chairman
Sol J. Barer, Ph.D.
Michael G. Raab
James N. Topper, M.D., Ph.D.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of a registered class of our equity securities to file reports of holdings and transactions in our Common Stock with the SEC. Based on our records and other information, we believe that, in 2009, none of our directors, executive officers or 10% stockholders failed to file a required report on time.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Our Board maintains a formal policy such that all transactions between us and our officers, directors, principal stockholders and their affiliates must be approved by a majority of the members of the Board, including a majority of the independent and disinterested members of the Board, and that such transactions must be on terms no less favorable to us than those that could be obtained from unaffiliated third parties. We do not intend at this time to adopt specific standards for the approval of these transactions, but instead intend to have our Board review all such transactions on a case by case basis.

March 2010 Registered Direct Offering

In March 2010, we sold 4.95 million shares of our Common Stock and warrants to purchase 1.85 million shares of Common Stock in a registered direct offering to a select group of institutional investors. The shares of Common Stock and warrants were sold in units consisting of one share of Common Stock and one warrant to purchase 0.375 shares of Common Stock at a price of $3.74 per unit. The warrants have a term of four years and are exercisable any time on or after the six month anniversary of the date they were issued, at an exercise price of $4.43 per share. The net proceeds of the offering were approximately $17.1 million after deducting the placement agency fee and all other offering expenses. Funds affiliated with Palo Alto Investors, our largest stockholder, participated in the offering and purchased 1.1 million shares of our Common Stock and 412,500 warrants.

Investor Rights Agreement

Pursuant to a third amended and restated investor rights agreement, dated as of September 13, 2006, by and among entities who held our redeemable convertible preferred stock (which was converted to common stock at our initial public offering) and us, we granted registration rights to all such holders, to Mount Sinai School of Medicine of New York University, or MSSM, and to the holder of a warrant which has since been exercised. Entities affiliated with Prospect Venture Partners II, L.P., New Enterprise Associates, Frazier Healthcare Ventures, Quaker BioVentures and Palo Alto Investors, LLC, each a holder of 5% or more of our voting securities, and their affiliates are parties to this investor rights agreement.

Subject to certain limitations, these stockholders may demand that, on up to two occasions, we register all or part of their securities for sale under the Securities Act as long as the aggregate price to the public for the securities to be sold in each instance is $5,000,000 or more. If we are eligible to register any of our Common Stock on Form S-3, these stockholders may make the same demand; provided, however, that we will not be required to register their securities if (i) we have already effected a registration within 90 days prior to the request or have effected two or more registrations on Form S-3 within the preceding 12 month period, or (ii) if the aggregate price to the public for the securities to be sold is less than $2,500,000. Additionally, if we believe that such registration would have a materially detrimental effect on any material corporate event, we may delay the request for up to three months, but not more than once in any twelve month period.

These stockholders may also request registration of their shares if we register any of our Common Stock, either for our own account or for the account of other security holders. In such an event, these stockholders are entitled to notice of the registration and to include their shares of Common Stock in such registration. In the case of an underwritten registration, we must use our reasonable best efforts to obtain the permission of the underwriters to the inclusion of the holder’s shares in the offering on the same terms.

With specified exceptions, a holder’s right to include shares in a registration is subject to the right of the underwriters to limit the number of shares included in the offering. All fees, costs and expenses of any registrations will generally be paid by us.

Mt. Sinai School of Medicine License Agreement

We acquired exclusive worldwide patent rights to develop and commercialize our lead products and other pharmacological chaperones pursuant to a license agreement with MSSM. In connection with this agreement, we issued 232,266 shares of our Common Stock to MSSM in April 2002. In October 2006 we issued MSSM an additional 133,333 shares of Common Stock and made a payment of $1.0 million in consideration of an expanded field of use under that license. Under this agreement, to date we have paid no upfront or annual license fees and we have no milestone or future payments other than royalties on net sales. However, on October 31, 2008, we amended and restated this license agreement to, among other items, provide us with the sole right to control the prosecution of patent rights under such agreement. In connection therewith, we agreed to pay MSSM $2.6 million in connection with the $50 million up front payment that we received in November 2007 from Shire Pharmaceuticals Ireland Ltd. as part of our former collaboration agreement and an additional $2.6 million for the sole right to and control over the prosecution of patent rights. This agreement expires upon expiration of the last of the licensed patent rights, which will be in 2019 if a foreign patent is granted and 2018 otherwise, or later subject to any patent term extension that may be granted.

Director Compensation

Please see “Management — Director Compensation” for a discussion of options granted and other compensation to our non-employee directors.

Executive Compensation and Employment Agreements

Please see “Management — Executive Compensation” and “Management — Stock Options” for additional information on compensation of our executive officers. Information regarding employment agreements with our executive officers is set forth under “Management — Employment Agreements.”

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officer, and our directors. The text of the code of conduct and ethics is posted on our web site at www.amicustherapeutics.com and will be made available to stockholders without charge, upon request, in writing to Secretary, c/o Amicus Therapeutics, Inc. at 6 Cedar Brook Drive, Cranbury, New Jersey 08512. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial and accounting officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless web site posting of such amendments or waivers is then permitted by the rules of NASDAQ.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Board of Directors has voted to nominate John F. Crowley, Margaret G. McGlynn, R.Ph., Michael G. Raab, and Glenn P. Sblendorio for election at the 2010 Annual Meeting for a term of three years to serve as Class III directors until the 2013 Annual Meeting of Stockholders, and until their respective successors are duly elected and qualified. The Board has also voted to nominate James Barrett, Ph.D. for election at the 2010 Annual Meeting for a term of one year to serve as a Class I director until the 2011 Annual Meeting of Stockholders, and until his successor is duly elected and qualified. In accordance with our by-laws, Dr. Barrett was unanimously elected to the Board by its existing members in August 2009 in order to fill a vacancy created by a past director’s resignation. However, unlike our other Class I directors, Dr. Barrett’s term expires at the 2010 Annual Meeting of Stockholders in order to provide our stockholders with the opportunity to vote on Dr. Barrett’s re-election to the Board as soon as reasonably possible following his election by the Board. The other Class I directors, Alexander E. Barkas, Ph.D. and P. Sherrill Neff, and the Class II directors, Sol J. Barer, Ph.D., Donald J. Hayden and James N. Topper, M.D., Ph.D., will serve until the Annual Meetings of Stockholders to be held in 2011 and 2012, respectively, and until their respective successors have been elected and qualified. Should Dr. Barrett be elected at the 2010 Annual Meeting, his term, like the other Class I directors, will expire at the 2011 Annual Meeting of Stockholders.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of John F. Crowley, James Barrett, Ph.D., Margaret G. McGlynn, R.Ph., Michael G. Raab and Glenn P. Sblendorio. In the event that any nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted at the Annual Meeting is required to elect each nominee as a director.

The Board of Directors recommends the vote “FOR” the election of each of John F. Crowley, James Barrett, Ph.D., Margaret G. McGlynn, R.Ph., Michael G. Raab and Glenn P. Sblendorio as a director, and proxies solicited by the Board will be voted in favor thereof unless a stockholder has indicated otherwise on the proxy.

PROPOSAL NO. 2 — APPROVAL OF THE AMENDED AND RESTATED 2007
EQUITY INCENTIVE PLAN

We are asking our stockholders to approve our Amended and Restated 2007 Equity Incentive Plan (the “2007 Plan”). The Compensation Committee approved the 2007 Plan, subject to approval of the Board and the stockholders, and the Board approved the 2007 Plan, subject to approval of the stockholders. If our stockholders do not approve the 2007 Plan, the existing version of the Amended and Restated 2007 Equity Incentive Plan (the “Existing 2007 Plan”) will remain in effect.

The following is a summary description of the 2007 Plan. While the material features of the 2007 Plan are described below, the summary is in all respects subject to the complete text of the 2007 Plan contained in Appendix A.

Background and Reason for the Proposal

Equity compensation has historically been a key element of our compensation program. The ability to grant stock options and restricted stock has enabled us to attract and retain highly talented employees. Additionally, equity awards have also allowed us to link incentive rewards to Company performance, to encourage employee ownership in our stock and to align the interests of employees with those of our stockholders. Equity based compensation, and specifically stock options, are a common form of compensation in our industry. Without stock options, we would be at a disadvantage against our competitors for recruiting and retaining key talent. We would also be unable to offer competitive total compensation packages necessary to attract, retain and motivate individuals critical to our future success.

The purpose of the 2007 Plan is to encourage ownership of our Common Stock by employees, consultants and directors of the Company and to provide additional incentive for them to promote the success of the Company’s business through the grant of awards of shares of the Company’s common stock. Currently, there are only 108,945 shares remaining for issuance under the Existing Plan. In addition, all of the outstanding options issued under the Existing Plan have exercise prices greater than the current market value of our Common Stock, greatly reducing the retention value of our outstanding options. We are therefore seeking approval of the 2007 Plan in order to make an additional 2,000,000 shares of our Common Stock available for issuance. The Board believes that the 2007 Plan will serve a critical role in attracting and retaining officers and employees and in motivating these individuals to strive to meet our goals and that, without the additional shares which may be offered under the 2007 Plan, we would be at a competitive disadvantage to our peers.

In addition, in order to better align our equity compensation programs with best corporate governance practices, the 2007 Plan removes a provision in the Existing Plan that permitted the Company to effect a repricing of outstanding options without stockholder approval. We have added a commitment that we will not seek to effect a repricing of outstanding options without stockholder approval.

Eligible Participants/Administration

The 2007 Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to employees, and non-qualified stock options and restricted and other stock awards to our employees, directors, and consultants. As of April 23, 2010, approximately 94 employees, ten directors and five consultants are eligible to participate in the 2007 Plan. The 2007 Plan will be administered by the Compensation Committee of our Board, provided that the Board may itself exercise any of the powers and responsibilities assigned to the Committee under the 2007 Plan.

Subject to the provisions of the 2007 Plan, the Compensation Committee has been granted the discretion to determine when awards are made, which directors, employees or consultants receive awards, the form of an award, the number of shares subject to each award, and all other relevant terms of the award, including vesting and acceleration of vesting, if any. The Compensation Committee also has been granted broad discretion to construe and interpret the 2007 Plan and adopt rules and regulations thereunder.

Number of Shares Authorized Under the 2007 Plan

The aggregate number of shares of our Common Stock that would be issuable under the 2007 Plan is 2,108,945 shares, subject to adjustment to avoid dilution or enlargement of intended benefits in the event of certain significant corporate events. The aggregate number of shares of Common Stock that may be granted in any calendar year to any one person pursuant to the 2007 Plan may not exceed 50% of the aggregate number shares of our Common Stock that may be issued pursuant to the 2007 Plan. In addition, no more than 300,000 shares of Common Stock may be granted or sold under the 2007 Plan as awards of restricted stock, restricted stock units, stock grants and any other similar awards whose intrinsic value is not solely dependent on appreciation in the price of our Common Stock after the date of grant. If any shares covered by an award granted under the 2007 Plan, or to which such an award relates, are forfeited, or if an award has expired, terminated or has been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the shares covered by such award shall again be, or shall become, shares with respect to which awards may be granted under the 2007 Plan.

Term of the 2007 Plan

No award may be granted under the 2007 Plan after the tenth anniversary of the effective date of the plan, which is the most recent date on which the 2007 Plan is approved (or reapproved) by our stockholders. Awards granted prior to the expiration of the 2007 Plan shall not expire solely by reason of the termination of the plan.

Terms and Conditions of Options

Options granted under the 2007 Plan shall be, as determined by the Compensation Committee, non-qualified or incentive stock options for federal income tax purposes, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as determined by the Compensation Committee:

Option Exercise Price.  The price at which shares of Common Stock may be acquired under each incentive stock option shall not be less than 100% of the fair market value of a share on the date an option is granted; provided, however, that the exercise price of any incentive stock option granted to any participant who, at the time of grant, owns more than 10% of the total combined voting power of all classes of the Company’s stock (a “Ten Percent Holder”) shall be at least 110% of the fair market value of the stock on the date of such grant. The closing price of a share of our Common Stock on April 19, 2010 was $3.26.

Exercisability.  Options granted under the 2007 Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee; provided, however, that in no event shall an option be exercisable more than ten years after its grant date or five years after the date it is granted to a Ten Percent Holder. An option may be exercised by a participant providing written notice specifying the number of shares of Common Stock with respect to which the option is then being exercised. The purchase price for the shares as to which an option is exercised shall be paid to the Company pursuant to one or more of the following methods:

(i)	cash or check payable to the Company;

(ii)	shares of Common Stock having a fair market value equal to the aggregate option exercise price for the shares being purchased, and only with the Compensation Committee’s approval;

(iii)	a promissory note executed by the participant in the principal amount equal to the exercise price of the shares being purchased, and only with the Compensation Committee’s approval; or

(iv)	if there is a public market for the shares at such time, through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of Common Stock subject to any option in a brokered transaction (other than to the Company).

No participant shall be deemed for any purpose to be a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to an option until the participant has given written notice of exercise of the option and has paid in full for such shares.

Terms and Conditions of Restricted Stock

Shares of restricted stock may be issued under the 2007 Plan for such consideration, in cash, other property or services, or any combination thereof, as determined by the Compensation Committee. During the period of time in which the shares of restricted stock are subject to a risk of forfeiture (the “Restriction Period”), such shares shall be subject to limitations on transferability and a risk of forfeiture arising on the basis of such conditions related to the performance of services, Company performance or otherwise as the Compensation Committee may determine and set forth in an award agreement. Any such risk of forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Compensation Committee on such basis as it deems appropriate. Except as otherwise provided in the 2007 Plan or an applicable award agreement, at all times prior to the lapse of the Restriction Period, the participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares of restricted stock.

Terms and Conditions of Restricted Stock Units

Each restricted stock unit shall entitle the recipient to a share of Common Stock at the close of a Restriction Period as established by the Compensation Committee and subject to a risk of forfeiture arising on the basis of such conditions related to the performance of services, Company performance or otherwise as the Compensation Committee may determine and set forth in an award agreement. Any such risk of forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Compensation Committee on such basis as it deems appropriate. A participant holding restricted stock units shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock subject to such restricted stock units except to the extent that the Restriction Period with respect to such restricted stock units shall have closed and a certificate shall have been issued for such shares of Common Stock.

Terms and Conditions of Stock Grants

Stock grants may be issued under the 2007 Plan for such consideration, in cash or other property or services, or any combination thereof, as determined by the Compensation Committee. Stock grants may be awarded in such circumstances as the Compensation Committee deems appropriate, including in recognition of significant contributions to the success of the Company or in lieu of compensation otherwise already due.

Transferability

Unless otherwise determined by the Compensation Committee, an award (other than a stock award) shall not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. However, the applicable award agreement or the Compensation Committee may provide that a nonstatutory stock option, shares of restricted stock or restricted stock units may be transferred by the participant to a family member, so long as such transfer is without payment of any consideration.

Change in Control

Subject to the applicable provisions of the award agreement, in the event of a change of control of the Company after the effective date of the 2007 Plan, the Compensation Committee shall have the discretion to provide for any or all of the following:

•	the acceleration, in whole or in part, of any or all outstanding options that are not exercisable in full at the time of the change of control;

•	the lapse or termination of the risk of forfeiture with respect to outstanding awards of restricted stock and restricted stock units;

•	the assumption of outstanding options or restricted stock units, or the substitution of outstanding options or restricted stock units with equivalent options or restricted stock units, as the case may be, by the acquiring or succeeding corporation or entity; or

•	the termination of all options and restricted stock units (other than those assumed or substituted for), which termination may or may not be in exchange for some payment or other consideration as determined in the sole discretion of the Compensation Committee.

Adjustments

In the event of any change in the outstanding shares by reason of merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such outstanding shares, an appropriate and proportionate adjustment will be made in (i) the maximum number and kinds of shares that may be issued under the 2007 Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards; (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options; and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right.

Amendments to the 2007 Plan

The Board may at any time terminate or make such amendments or modifications of the 2007 Plan as it shall deem advisable; provided, however, that no such amendment or modification shall be made without the consent of a participant if such change would:

•	reduce the number of shares subject to an award, increase the purchase price applicable to shares subject to such award or materially adversely affect the provisions applicable to such award that relate to the vesting or exercisability of such award or the shares subject thereto;

•	result in an incentive stock option no longer being treated as such within the meaning of Section 422 of the Code; or

•	not apply to all other awards outstanding on the date of such amendment or modification.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Code limits the amounts a public company may deduct for income tax purposes in respect of the compensation of certain of its named executive officers. The 2007 Plan is intended to enable stock options granted thereunder to meet the requirements for exemption from the limitations under Section 162(m) of the Code, provided certain other operational requirements are satisfied.

Federal Income Tax Consequences Relating to Awards Under the 2007 Plan

The current United States federal income tax treatment of awards under the 2007 Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax awards under the plan. Tax laws are subject to change.

Incentive Stock Options

There generally are no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. A participant will not recognize income for purposes of the regular federal income tax upon the exercise of an incentive stock option. However, for purposes of the alternative minimum tax, in the year in which a participant exercises an incentive stock option the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be included in a participant’s alternative minimum taxable income.

A participant will recognize income when he or she sells stock acquired upon exercise of an incentive stock option. If a participant disposes of the shares acquired upon exercise of an incentive stock option after two years from the date the option was granted and one year from the date the shares were transferred upon the exercise of the option, a participant will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price. The Company will not be entitled to any corresponding tax deduction.

If a participant disposes of shares acquired upon the exercise of an incentive stock option before satisfying both holding period requirements (a “disqualifying disposition”), a participant’s gain recognized on the disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) and the exercise price. The Company will generally be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income will be long-term or short-term capital gain, depending upon the length of time the participant held the shares before the disposition.

Nonqualified Stock Options

There are generally no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the aggregate exercise price paid. The Company generally will be entitled to a corresponding federal income tax deduction. The participant will have a tax basis in the shares equal to the exercise price plus the amount of income recognized at the time of exercise.

When a participant sells shares of stock acquired through the exercise of a nonqualified stock option, the participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis in the shares. The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Restricted Stock

A participant will generally not recognize federal taxable income when he or she receives a grant of restricted stock, and the Company will not be entitled to a deduction, until the stock is transferable by the participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, the Company will be entitled to a deduction in the same amount. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.

A participant may elect to recognize ordinary income in the year when the share award is granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at the time of grant, determined without regard to any restrictions. This election is referred to as a Section 83(b) election. In that event, the Company will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date of the original transfer to the participant. The participant may not claim a credit for any tax previously paid on stock that is later forfeited.

Restricted Stock Units

If a participant is granted a restricted stock unit, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a restricted stock unit, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and the Company will receive a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to a restricted stock unit will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to approve the 2007 Plan.

New Plan Benefits

If the 2007 Plan is approved by stockholders, awards under the 2007 Plan will be determined by the Compensation Committee in its discretion, and it is, therefore, not possible to predict the awards that will be made to particular officers in the future under the 2007 Plan.

Securities Authorized for Issuance under our Equity Compensation Plans

Number of
Securities
Remaining Available
	Number of		for Future Issuance
	Securities to be		Under Equity
	Issued Upon	Weighted-Average	Compensation Plans
	Exercise of	Exercise Price of	(Excluding
	Outstanding	Outstanding	Securities
	Options, Warrants	Options, Warrants	Reflected in Column
Plan Category	and Rights(a)	and Rights(b)	(a))

Equity compensation plans approved by security holders(1)	4,818,896	$8.01	269,556
Equity compensation plans not approved by security holders	—	—	—
Total	4,818,896	$8.01	269,556

(1)	Includes awards granted under the Company’s 2002 Stock Option Plan (the “2002 Plan”), the 2007 Plan and the 2007 Director Option Plan (the “2007 Director Plan”). As of December 31, 2009, no shares were reserved for issuance under the 2002 Plan. The number of shares available for issuance under the 2007 Director Plan is increased annually on January 1 of each year by the lesser of (a) 66,667 shares and (b) .25% of the Company’s outstanding equity on a fully-diluted basis, provided, that the Board may waive the annual increase in shares available for issuance.

The Board of Directors recommends the vote “FOR” the approval of the Amended and Restated 2007 Equity Incentive Plan.

PROPOSAL NO. 3 — APPROVAL OF THE AMENDED AND RESTATED 2007
DIRECTOR OPTION PLAN

We are asking our stockholders to approve our Amended and Restated 2007 Director Option Plan (the “Director Plan”). The Compensation Committee approved the Director Plan, subject to approval of the Board and the stockholders, and the Board approved the Director Plan, subject to approval of the stockholders. If our stockholders do not approve the Director Plan, the existing version of the 2007 Director Option Plan (the “Existing Director Plan) will remain in effect.

The following is a summary description of the Director Plan. While the material features of the Director Plan are described below, the summary is in all respects subject to the complete text of the Director Plan contained in Appendix B.

Background and Reason for the Proposal

Competition for qualified directors in the pharmaceutical industry is very intense. Attracting and retaining qualified individuals to serve on our Board is a key factor in the current and future success of the Company. The ability to grant stock options to our Board members has helped us to attract and retain highly talented Board members. In addition, stock options have also allowed us to link incentive rewards to Company performance and to align the interests of our directors with those of our stockholders. Without the ability to grant stock options to our directors, we would be at a disadvantage against our competitors for recruiting and retaining Board members.

The purpose of the Director Plan is to promote the recruiting and retention of highly qualified directors, to strengthen the commonality of interest between directors and stockholders by encouraging ownership of our Common Stock by directors, and to provide additional incentives for directors to promote the success of the Company’s business. Currently, there are approximately 260,798 shares remaining for issuance under the Existing Director Plan. The Existing Director Plan provides that the number of shares available for issuance under the plan shall automatically increase each year in an amount equal to the lesser of (i) 66,667 shares and (ii) one fourth of one percent of the Company’s outstanding equity on a fully diluted basis. The Existing Director Plan provides that each non-employee director shall automatically receive an annual grant of options to purchase 10,000 shares on the date of our Annual Meeting of Stockholders (the “Annual Grant”) and the grants will vest in full at the next annual meeting of stockholders. However, the Existing Director Plan does not permit the grant of options to non-employee directors in any other circumstances, including, importantly, upon their joining the Board.

We are seeking stockholder approval for three changes to the Director Plan. First, we wish to amend the Director Plan to permit option grants outside of the Annual Grant. This flexibility will allow the Compensation Committee to make initial stock option grants to new non-employee directors under the Director Plan upon their joining the Board. Currently, initial option grants to new directors may only be made from the pool of shares available under the 2007 Plan. Second, we wish to amend the Director Plan to provide that the shares available for issuance under the plan shall not exceed the sum of 260,798 shares plus an increase of 100,000 shares each year, rather than an increase of the lesser of 66,667 shares or one fourth of one percent of the Company’s outstanding equity. This amendment is necessary to ensure that we have enough shares under the Director Plan to make the Annual Grant now that we have increased the number of directors on the Board to ten. We believe that these amendments will best enable us to attract and retain highly qualified individuals to serve on our Board.

Third, in order to better align our equity compensation programs with best corporate governance practices, the Director Plan removes a provision in the Existing Director Plan that permitted the Company to effect a repricing of outstanding options without stockholder approval. We have added a commitment that we will not seek to effect a repricing of outstanding options without stockholder approval.

Eligible Participants/Administration

The Director Plan provides for the grant of nonqualified stock options to directors who are not also employees of the Company. As of April 23, 2010, nine members of the Board will be eligible to receive awards under the Director Plan. None of the options granted under the Director Plan are intended to be incentive stock options, within the meaning of Section 422 of the Code, and the Director Plan is not intended to meet the requirements for performance-based compensation under Section 162(m) of the Code.

The Director Plan will be administered by the Compensation Committee of our Board of Directors, provided that the Board may itself exercise any of the powers and responsibilities assigned to the Committee under the plan. Subject to the provisions of the Director Plan, the Compensation Committee has complete authority to (i) interpret the Director Plan, (ii) prescribe, amend and rescind rules and regulations relating thereto, (iii) determine the terms and provisions of the respective option agreements, and (iv) make all other determinations necessary or advisable for the administration of the plan.

Number of Shares Authorized Under the Director Plan

The aggregate number of shares of our Common Stock that would be issuable under the Director Plan is 260,798 shares, plus an annual increase of 100,000 shares on January 1 of each calendar year following the effective date of the plan, which is the most recent date on which the Director Plan is approved (or reapproved) by the Company’s stockholders. If any option expires, terminates, or is cancelled for any reason without having been exercised in full, the shares not purchased by the optionee shall again be shares with respect to which options may be granted under the Director Plan.

Term of the Director Plan

No award may be granted under the Director Plan after the tenth anniversary of the effective date of the plan, which shall be the date the Director Plan is approved by our stockholders. Awards granted prior to the expiration of the Director Plan shall not expire solely by reason of the termination of the plan.

Terms and Conditions of Options

Options granted under the Director Plan shall be non-qualified options for federal income tax purposes, and shall be subject to the foregoing and the following terms and conditions and to such other terms and conditions, not inconsistent therewith, as determined by the Compensation Committee:

Annual Grant.  Each non-employee director shall automatically receive an annual grant of options to purchase 10,000 shares on the date of our Annual Meeting of Stockholders, or such greater or smaller number of shares as predetermined by the Board. These grants will vest in full at the next Annual Meeting of Stockholders, subject to the continued service of the optionee. In addition, the Compensation Committee may grant options to non-employee directors for any other reason that promotes the purpose of the Director Plan, including but not limited to, in connection with a director’s initial election to the Board.

Option Exercise Price.  The price at which shares of Common Stock may be acquired under each stock option shall be equal to 100% of the fair market value of a share of our Common Stock on the date of grant. No option granted pursuant to the Director Plan is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The closing price of a share of our Common Stock on April 19, 2010 was $3.26.

Exercisability.  Options granted under the Director Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee; provided, however, that in no event shall an option be exercisable more than ten years after its grant date. Options granted in the Annual Grant shall become fully exercisable on the date of the Company’s Annual Meeting of Stockholders in the calendar year immediately following the calendar year in which the Annual Grant was made.

An option may be exercised by a participant providing written notice specifying the number of shares of Common Stock with respect to which the option is then being exercised. The purchase price for the shares as to which an option is exercised shall be paid to the Company pursuant to one or more of the following methods:

(i)	cash or check payable to the Company;

(ii)	shares of Common Stock having a fair market value equal to the aggregate option exercise price for the shares being purchased, and only with the Compensation Committee’s approval; or

(iii)	if there is a public market for the shares at such time, through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of Common Stock subject to any option in a brokered transaction (other than to the Company).

No participant shall be deemed for any purpose to be a stockholder of the Company with respect to any shares of Common Stock issuable pursuant to an option until the participant has given written notice of exercise of the option and has paid in full for such shares.

Transferability

Unless otherwise determined by the Compensation Committee, options shall not be transferable or assignable by a participant otherwise than by will or by the laws of descent and distribution. However, the applicable option agreement or the Compensation Committee may provide that an option may be transferred by the participant to a family member, so long as such transfer is without payment of any consideration.

Change of Control

Subject to the applicable provisions of the award agreement, in the event of a change of control of the Company after the effective date of the Director Plan, the Committee shall have the discretion to provide for any or all of the following:

•	the assumption of outstanding options, or the substitution of outstanding options with equivalent options, by the acquiring or succeeding corporation or entity; or

•	the termination of all options (other than those assumed or substituted for) which termination may or may not be in exchange for some payment or other consideration, as determined in the sole discretion of the Compensation Committee.

In addition, upon the occurrence of a change of control, any and all options not already exercisable in full shall accelerate with respect to all of the shares of Common Stock for which such options are not then exercisable.

Adjustments

In the event of any change in the outstanding shares by reason of merger, consolidation, sale of all or substantially all of the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such outstanding shares, an appropriate and proportionate adjustment will be made in (i) the maximum number and kinds of shares that may be issued under the Director Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding options; and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding options.

Amendments to the Director Plan

The Board may at any terminate or make such amendments or modifications of the Director Plan as it shall deem advisable; provided, however, that no such amendment or modification shall be made without the consent of a participant if such change would:

•	reduce the number of shares subject to an option, increase the purchase price applicable to shares subject to such option or materially adversely affect the provisions applicable to such option that relate to the vesting or exercisability of such option or the shares subject thereto; or

•	not apply to all other awards outstanding on the date of such amendment or modification.

Federal Income Tax Consequences Relating to Options Under the Director Plan

The current United States federal income tax treatment of awards under the Director Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax awards under the plan. Tax laws are subject to change.

Nonqualified Stock Options

There are generally no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the aggregate exercise price paid. The Company generally will be entitled to a corresponding federal income tax deduction. The participant will have a tax basis in the shares equal to the exercise price plus the amount of income recognized at the time of exercise.

When a participant sells shares of stock acquired through the exercise of a nonqualified stock option, the participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis in the shares. The capital gain tax rate will depend on a number of factors, including the length of time the participant held the shares prior to selling them.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to approve the Director Plan.

New Plan Benefits

The following table sets forth awards under the Director Plan that will be provided if the Director Plan is approved by stockholders:

NEW PLAN BENEFITS
Amended and Restated 2007 Director Option Plan

Name and Position	Dollar Value ($)	Number of Units

Executive Group	—	0
Non-Executive Director Group	(1)	90,000 per year
Non-Executive Officer Employee Group	—	0

(1)	The dollar value of awards under the Director Plan is not determinable at this time.

The awards shown in the table above reflect the existing composition of the Board and the existing annual non-employee director grant approach, which is subject to change, and does not reflect any additional grants which may be made under the Director Plan, which additional grants are subject to the discretion of the Compensation Committee and are therefore not determinable.

The Board of Directors recommends the vote “FOR” the approval of the Amended and Restated 2007 Director Plan.

PROPOSAL NO. 4 — INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Ernst & Young LLP, independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2010. The Board proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2009. We expect that representatives of Ernst & Young will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for the years ended December 31, 2009 and 2008, and fees billed for other services rendered by Ernst & Young LLP during those periods. All of such fees were approved by the Audit Committee.

	December 31,
	2009	2008

Audit Fees	$490,901	$346,843
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	1,995	6,000

Total	$492,896	$352,843

Fees for audit services included fees associated with the annual audit and the reviews of the quarterly reports on Form 10-Q. In 2009, the audit fees also included costs of $42,499 associated with the preparation and review of our Registration Statement on Form S-3 that was declared effective by the SEC in May 2009. All Other Fees included subscription fees paid for access to the Ernst & Young LLP on-line Accounting & Auditing Research Tool.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management will submit an aggregate estimate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by the independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares voted affirmatively or negatively on the matter at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

The Board of Directors recommends the vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, and proxies solicited by the Board will be voted in favor of such ratification unless a stockholder indicates otherwise on the proxy.

REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which currently consists entirely of directors who meet the independence and experience requirements of the rules and regulations of Nasdaq Stock Market and Securities Exchange Act of 1934, as amended, has furnished the following report.

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our financial reporting process on behalf of the Board, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2009, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended 2009 with management and Ernst & Young LLP, our independent registered public accounting firm;

•	Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T, relating to the conduct of the audit; and

•	Received written disclosures and the letter from Ernst & Young LLP regarding its communications with the Audit Committee concerning independence as required by applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee further discussed Ernst & Young’s independence with Ernst & Young LLP. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the Securities and Exchange Commission.

Members of the Amicus Therapeutics, Inc.
Audit Committee

Glenn P. Sblendorio, Chairman
Margaret G. McGlynn, R.Ph.
Michael G. Raab

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the 2010 Annual Meeting. If any other business is properly brought before the 2010 Annual Meeting of Stockholders, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

If you wish to submit a proposal to be considered for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to Securities and Exchange Commission (“SEC”) Regulation 14A, Rule 14a-8 and received by the Secretary of the Company no later than December 29, 2010. Proposals received after that date will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. To be timely, stockholder notice of any such proposal must be received by us not earlier than November 29, 2010 and not later than December 29, 2010l; provided, however, that in the event that the date of the Annual Meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the preceding year’s Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the close of business on the ninetieth (90) day prior to such Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such Annual Meeting or the tenth (10th) day following the day on which we make a public announcement of the date of such meeting. All stockholder proposals should be marked for the attention of Secretary, c/o Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, New Jersey 08512.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (other than exhibits thereto) filed with the SEC, which provides additional information about us, is available on the Internet at www.amicustherapeutics.com and is available in paper form to beneficial owners of our Common Stock without charge upon written request to Secretary, c/o Amicus Therapeutics, Inc., 6 Cedar Brook Drive, Cranbury, New Jersey 08512.

Appendix A

AMENDED AND RESTATED
AMICUS THERAPEUTICS, INC.
2007 EQUITY INCENTIVE PLAN

1.	Purpose

This Plan is intended to encourage ownership of Common Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business through the grant of Awards of shares of the Company’s Common Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code but not all Awards granted hereunder are required to be Incentive Options.

2.	Definitions

As used in the Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1 “Accelerate”, “Accelerated”, and “Acceleration” , when used with respect to an Option, means that as of the time of reference such Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms, and, when used with respect to Restricted Stock or Restricted Stock Units, as the case may be, means that the Risk of Forfeiture otherwise applicable to such Restricted Stock or Restricted Stock Units, as the case may be, shall expire with respect to some or all of the shares of Restricted Stock or some or all of the Restricted Stock Units, as the case may be, then still otherwise subject to the Risk of Forfeiture.

2.2 “Acquiring Person” means, with respect to any Transaction or any acquisition described in clause (ii) of the definition of Change of Control, the surviving or acquiring person or entity in connection with such Transaction or acquisition, as the case may be, provided that if such surviving or acquiring person or entity is controlled, directly or indirectly, by any other person or entity (an “Ultimate Parent Entity”) that is not itself controlled by any entity or person that is not a natural person, the term “Acquiring Person” shall mean such Ultimate Parent Entity.

2.3 “Affiliate” means, with respect to any person or entity, any other person or entity controlling, controlled by or under common control with the first person or entity.

2.4 “Applicable Voting Control Percentage” means (i) at any time prior to the initial public offering of the Company, a percentage greater than fifty percent (50%) and (ii) at any time from and after the initial public offering of the Company, twenty percent (20%).

2.5 “Award” means any grant or sale pursuant to the Plan of Options, Restricted Stock, Restricted Stock Units or Stock Grants.

2.6 “Award Agreement” means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

2.7 “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3, or any successor rule thereto, promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

2.8 “Board” means the Company’s board of directors.

2.9 “Change of Control” means (i) the closing of any Sale of the Company Transaction or (ii) the direct or indirect acquisition, in a single transaction or a series of related transactions, by any person or Group (other than the Company or a Controlled Affiliate of the Company) of Beneficial Ownership of previously outstanding shares of capital stock of the Company if (A) immediately after such acquisition, such person or Group, together with their respective Affiliates, shall own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company and (B) immediately prior to such acquisition, such person or Group, together with their respective Affiliates, did not own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company. Notwithstanding anything expressed or implied in the foregoing provisions of this definition to the contrary, any direct or indirect acquisition referred to in clause (ii) above in this definition shall not be treated as a Change of Control if, at any time prior to or after such direct or indirect acquisition, a majority of the members of the board of directors of the Company as constituted immediately prior to such direct or indirect acquisition consent in writing to exclude such direct or indirect acquisition from the scope of this definition.

2.10 “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.11 “Controlled Affiliate” means, with respect to any person or entity, any other person or entity that is controlled by such person or entity.

2.12 “Committee” means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence, the term “Committee’’ shall mean the Board and all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

2.13 “Common Stock” means common stock, par value $0.01 per share, of the Company.

2.14 “Company” means Amicus Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.

2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.16 “Grant Date” means the date as of which an Option is granted, as determined under Section 7.1(a).

2.17 “Group” has the meaning ascribed to such term in Section 13(d)(3) of the Exchange Act or any successor section thereto.

2.18 “Incentive Option” means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.19 “Market Value” means the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on the NASDAQ Global market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported. For purposes of Awards granted as of the effective date of the Company’s initial public offering, Market Value shall be the price at which the Company’s Common Stock is offered to the public in its initial public offering.

2.20 “Nonstatutory Option” means any Option that is not an Incentive Option.

2.21 “Option” means an option granted under the Plan to purchase shares of Common Stock.

2.22 “Optionee” means an employee, consultant or director of the Company to whom an Option shall have been initially granted under the Plan.

2.23 “Participant” means any holder of an outstanding Award under the Plan.

2.24 “Plan” means this 2007 Amended and Restated Equity Incentive Plan of the Company, as amended and in effect from time to time.

2.25 “Restricted Stock” means a grant or sale pursuant to the Plan of shares of Common Stock to a Participant subject to a Risk of Forfeiture.

2.26 “Restricted Stock Units” means rights granted pursuant to the Plan to receive shares of Common Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.27 “Restriction Period” means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.28 “Risk of Forfeiture” means a limitation on the right of a Participant to retain an Award of Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire such Restricted Stock at less than its then Market Value and/or the forfeiture of Restricted Stock Units held by a Participant, arising because of the occurrence or non-occurrence of specified events or conditions.

2.29 “Sale of the Company Transaction” means any Transaction in which the stockholders of the Company immediately prior to such Transaction, together with any and all of such stockholders’ Affiliates, do not own or hold, immediately after consummation of such Transaction, shares of capital stock of the Acquiring Person in connection with such Transaction possessing at least a majority of the total voting power of the outstanding capital stock of such Acquiring Person.

2.30 “Securities Act” means the Securities Act of 1933, as amended.

2.31 “Stock Grant” means the grant pursuant to the Plan of shares of Common Stock not subject to restrictions or other forfeiture conditions.

2.32 “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Section 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the Grant Date of such Option.

2.33 “Transaction” means any merger or consolidation of the Company with or into another person or entity or the sale or transfer of all or substantially all of the assets of the Company, in each case in a single transaction or in a series of related transactions.

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the effective date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the most recent date on which the Plan was approved (or reapproved) by the Company’s stockholders. Awards granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan.

4.	Stock Subject to the Plan

Subject to the provisions of Section 8 of the Plan, at no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan (including, without limitation, pursuant to Incentive Options), nor the number of shares of Common Stock issued pursuant to Incentive Options, exceed the sum of (a) Two Million One Hundred Thousand Eight Nine Hundred Forty-Five (2,108,945) shares of Common Stock. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or if any Award of Restricted Stock is forfeited, the shares not purchased by the Participant or forfeited by the Participant shall again be available for Awards thereafter to be granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

In addition, not more than 300,000 of the total number of shares of Common Stock reserved for issuance under the Plan (as adjusted under Section 8) may be granted or sold as Awards of Restricted Stock, Restricted Stock Units, Stock Grants, and any other similar Awards (“Full-Value Awards”) whose intrinsic value is not solely dependent on appreciation in the price of Shares after the date of grant. Options and any other similar Awards shall not be subject to, and shall not count against, the limit described in the preceding sentence. If a Full-Value Award expires, is forfeited, or otherwise lapses as described in this Section 4, the shares of Common Stock that were subject to the Award shall be restored to the total number of shares of Common Stock available for grant or sale as Full-Value Awards.

5.	Administration

The Plan shall be administered by the Committee; provided, however , that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder; and provided further that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan in addition to any other determination allowed the Committee under the Plan including, without limitation: (a) the employee, consultant or director to receive the Award; (b) the form of Award; (c) whether an Option (if granted to an employee) will be an Incentive Option or a Nonstatutory Option; (d) the time of granting an Award; (e) the number of shares subject to an Award; (f) the exercise price of an Option or purchase price, if any, for shares of Restricted Stock or for a Stock Grant and the method of payment of such exercise price or such purchase price; (g) the term of an Option; (h) the vesting period of shares of Restricted Stock or of Restricted Stock Units and any acceleration thereof; (i) the exercise date or dates of an Option and any acceleration thereof; and (j) the effect of termination of any employment, consulting or Board member relationship with the Company or any of its Affiliates on the subsequent exercisability of an Option or on the Risk of Forfeiture of Restricted Stock or Restricted Stock Units. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.	Authorization and Eligibility

The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company or of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option. Further, in no event shall the number of shares of Common Stock covered by Options or other Awards granted to any one person in any one calendar year (or portion of a year) ending after such date exceed fifty percent (50%) of the aggregate number of shares of Common Stock subject to the Plan.

Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has executed an agreement evidencing the Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Award.

7.	Specific Terms of Awards

7.1 Options.

(a) Date of Grant.  The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Exercise Price.  The price at which shares of Common Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Common Stock on the Grant Date, or not less than 110% of the Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Nonstatutory Option shall not be so limited solely by reason of this Section.

(c) Option Period.  No Incentive Option or Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.

(d) Exercisability.  An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided , however, that in the case of an Incentive Option, any such Acceleration of such Incentive Option would not cause such Incentive Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to such Acceleration.

(e) Effect of Termination of Employment, Consulting or Board Member Relationship.  Unless the Committee shall provide otherwise with respect to any Option, if the applicable Optionee’s association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason, regardless of whether the end of such association is effected by the Company, any such Affiliate or such Optionee (whether voluntarily or involuntarily, including because an entity with which such Optionee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such Optionee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such Optionee dies, then any outstanding Option initially granted to such Optionee, whether then held by such Optionee or any other Participant, shall cease to be exercisable in any respect not later than ninety (90) days following the end of such association or such death and, for the period it remains exercisable following the end of such association or such death, shall be exercisable only to the extent exercisable on the date of the end of such association or such death. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee’s reemployment rights, if any, are guaranteed by statute or by contract.

(f) Transferability.  Except as otherwise provided in this subsection (f), Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution (subject always to the provisions of subsection (e) above). Except as otherwise provided in this subsection (f), all of a Participant’s rights in any Option may be exercised during the life of such Participant only by such Participant or such Participant’s legal representative. However, the applicable Award Agreement or the Committee (at or after the grant of a Nonstatutory Option) may provide that a Nonstatutory Option may be transferred by the applicable Participant to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Nonstatutory Option shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the applicable Participant’s household (other than a tenant or employee), a trust in which the foregoing persons and/or the applicable Participant have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the applicable Participant control the management of assets, and any other entity in which these persons and/or the applicable Participant own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of Nonstatutory Options to third parties pursuant to this subsection (f), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time. The restrictions on transferability set forth in this subsection (f) shall in no way preclude any Participant from effecting “cashless” exercises of an Option pursuant to the terms of the Plan.

(g) Method of Exercise.  An Option may be exercised by a Participant giving written notice, in the manner provided in Section 15, specifying the number of shares of Common Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Common Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion and subject to such conditions, if any, as the Committee may deem necessary to comply with applicable laws, rules and regulations or to avoid adverse accounting effects to the Company, by delivery to the Company of (i) shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased, or (ii) the Participant’s executed promissory note in the principal amount equal to the exercise price of the shares to be purchased and otherwise in such form as the Committee shall have approved. If the Common Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Common Stock subject to any Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Participant or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. Notwithstanding any of the foregoing provisions in this subsection (g) to the contrary, (A) no Option shall be considered to have been exercised unless and until all of the provisions governing such exercise specified in the Plan and in the relevant Award Agreement shall have been duly complied with; and (B) the obligation of the Company to issue any shares upon exercise of an Option is subject to the provisions of Section 9.1 hereof and to compliance by the Optionee and the Participant with all of the provisions of the Plan and the relevant Award Agreement.

(h) Limit on Incentive Option Characterization.  An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year does not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit”. The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates, after December 31, 1986. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(i) Notification of Disposition.  Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

(j) Rights Pending Exercise.  No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock issuable pursuant to such Option, except to the extent that such Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such person or his agent.

7.2 Restricted Stock.

(a) Purchase Price.  Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates.  Subject to subsection (c) below, each Participant receiving an Award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Amicus Therapeutics, Inc. Amended and Restated 2007 Equity Incentive Plan and an

Award Agreement entered into by the registered owner and Amicus Therapeutics, Inc. Copies of such Plan and Agreement are on file in the offices of Amicus Therapeutics, Inc.

(c) Escrow of Shares.  The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(d) Restrictions and Restriction Period.  During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.  Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares of Restricted Stock.

(f) Effect of Termination of Employment, Consulting or Board Member Relationship.  Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if the applicable original grantee’s association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason during the Restriction Period, regardless of whether the end of such association is effected by the Company, any such Affiliate or such original grantee (whether voluntarily or involuntarily, including because an entity with which such original grantee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such original grantee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such original grantee dies, then all outstanding shares of Restricted Stock initially granted to such original grantee that are still subject to Risk of Forfeiture, whether then held by such original grantee or any other Participant, shall be forfeited or otherwise subject to return to or repurchase by the Company if and to the extent so provided by, and subject to and in accordance with, the terms of the applicable Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent original grantee’s reemployment rights, if any, are guaranteed by statute or by contract.

(g) Lapse of Restrictions.  If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

(h) Transferability.  Except as otherwise provided in this subsection (h), shares of Restricted Stock shall not be transferable, and no share of Restricted Stock or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution (subject always to the provisions of subsection (f) above). The applicable Award Agreement or the Committee (at or after the grant of a share of Restricted Stock) may provide that such share of Restricted Stock may be transferred by the applicable Participant to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a share of Restricted Stock shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the applicable Participant’s household (other than a tenant or employee), a trust in which the foregoing persons and/or the applicable Participant have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the applicable Participant control the management of assets, and any other entity in which these persons and/or the applicable Participant own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of shares of Restricted Stock to third parties pursuant to this subsection (h), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time.

7.3.  Restricted Stock Units.

(a) Character.  Each Restricted Stock Unit shall entitle the recipient to a share of Common Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b) Issuance of Certificates.  Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, at the close of the Restriction Period applicable to any Restricted Stock Units (including, without limitation, the close of the applicable Restriction Period as a result of (i) any Acceleration of Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement, (ii) any waiver, lapse or termination of the Risk of Forfeiture applicable to Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement or (iii) any shortening of the Restriction Period applicable to any Restricted Stock Units in accordance with the terms of this Plan or any applicable Award Agreement), the Company shall deliver or cause to be delivered to the Participant that is the holder of such Restricted Stock Units a stock certificate in respect of the shares of Common Stock subject to such Restricted Stock Units. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Common Stock substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Amicus Therapeutics, Inc. Amended and Restated 2007 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Amicus Therapeutics, Inc. Copies of such Plan and Agreement are on file in the offices of Amicus Therapeutics, Inc.

(c) Dividends.  At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Common Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Common Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

(d) Effect of Termination of Employment, Consulting or Board Member Relationship.  Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, if the applicable original grantee’s association with the Company or any of its Affiliates as an employee, director or consultant ends for any reason or no reason during the Restriction Period, regardless of whether the end of such association is effected by the Company, any such Affiliate or such original grantee (whether voluntarily or involuntarily, including because an entity with which such original grantee has any such association ceases to be an Affiliate of the Company), and immediately following the end of any such association, such original grantee is not associated with the Company or any of its Affiliates as an employee, director or consultant, or if such original grantee dies, then all outstanding Restricted Stock Units initially granted to such original grantee that are still subject to Risk of Forfeiture, whether then held by such original grantee or any other Participant, shall be forfeited or otherwise subject to return to the Company in accordance with the terms of the applicable Award Agreement; provided, however, that military or sick leave or other bona fide leave shall not be deemed a termination of employment, if it does not exceed the longer of ninety (90) days or the period during which the absent original grantee’s reemployment rights, if any, are guaranteed by statute or by contract.

(e) Transferability.  Except as otherwise provided in this subsection (e), Restricted Stock Units shall not be transferable, and no Restricted Stock Unit or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. The applicable Award Agreement or the Committee (at or after the grant of a Restricted Stock Unit) may provide that such Restricted Stock Unit may be transferred by the applicable Participant to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of a Restricted Stock Unit shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Award Agreement. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the applicable Participant’s household (other than a tenant or employee), a trust in which the foregoing persons and/or the applicable Participant have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the applicable Participant control the management of assets, and any other entity in which these persons and/or the applicable Participant own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of Restricted Stock Units to third parties pursuant to this subsection (e), which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time.

(f) Rights Pending Close of Applicable Restriction Period.  No person holding Restricted Stock Units shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock subject to such Restricted Stock Units, except to the extent that the Restricted Period with respect to such Restricted Stock Units shall have closed and, in addition, a certificate shall have been issued for such shares of Common Stock and delivered to such person or his agent. Shares of Common Stock subject to Restricted Stock Units shall be issued and outstanding only if and to the extent that a stock certificate representing such shares has been issued and delivered in accordance with the provisions of this Section 7.3.

7.4.  Stock Grants.

(a) In General.  Stock Grants shall be issued for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee. Without limiting the generality of the foregoing, Stock Grants may be awarded in such circumstances as the Committee deems appropriate, including without limitation in recognition of significant contributions to the success of the Company or its Affiliates or in lieu of compensation otherwise already due. Stock Grants shall be made without forfeiture conditions of any kind.

(b) Issuance of Certificates.  Each Participant receiving a Stock Grant shall be issued a stock certificate in respect of such Stock Grant. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Amicus Therapeutics, Inc. 2007 Equity Incentive Plan. A copy of such Plan is on file in the offices of Amicus Therapeutics, Inc.

7.5. Awards to Participants Outside the United States.  The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 7.4 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.	Adjustment Provisions

8.1 Adjustment for Corporate Actions.  All of the share numbers set forth in the Plan reflect the capital structure of the Company immediately after the closing of the initial public offering of the Company’s Common Stock. Subject to the provisions of Section 8.2, if subsequent to such closing the outstanding shares of Common

Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2. Change of Control.  Subject to the applicable provisions of the Award Agreement, in the event of a Change of Control, the Committee shall have the discretion, exercisable in advance of, at the time of, or (except to the extent otherwise provided below) at any time after, the Change of Control, to provide for any or all of the following (subject to and upon such terms as the Committee may deem appropriate): (A) the Acceleration, in whole or in part, of any or all outstanding Options (including Options that are assumed or replaced pursuant to clause (D) below) that are not exercisable in full at the time the Change of Control, such Acceleration to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship of the applicable Optionee or Optionees with the Company and its Affiliates terminates, or at such other time or times as the Committee shall determine; (B) the lapse or termination of the Risk of Forfeiture (including, without limitation, any or all of the Company’s repurchase rights) with respect to outstanding Awards of Restricted Stock, such lapse or termination to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship with the Company and its Affiliates of the Participant or Participants that hold such Awards of Restricted Stock (or the person to whom such Awards of Restricted Stock were initially granted) terminates, or at such other time or times as the Committee shall determine; (C) the lapse or termination of the Risk of Forfeiture with respect to any or all outstanding Awards of Restricted Stock Units (including Restricted Stock Units that are assumed or replaced pursuant to clause (D) below), such lapse or termination to become effective at the time of the Change of Control, or at such time following the Change of Control that the employment, consulting or Board member relationship with the Company and its Affiliates of the Participant or Participants that hold such Awards of Restricted Stock Units (or the person to whom such Awards of Restricted Stock Units were initially granted) terminates, or at such other time or times as the Committee shall determine; (D) the assumption of outstanding Options or Restricted Stock Units, or the substitution of outstanding Options or Restricted Stock Units with equivalent options or equivalent restricted stock units, as the case may be, by the acquiring or succeeding corporation or entity (or an affiliate thereof); (E) the termination of all Options (other than Options that are assumed or substituted pursuant to clause (D) above) that remain outstanding at the time of the consummation of the Change of Control, provided that, the Committee shall have made the determination to effect such termination prior to the consummation of the Change of Control and the Committee shall have given, or caused to be given, to all Participants written notice of such potential termination at least five business days prior to the consummation of the Change of Control, and provided, further, that, if the Committee shall have determined in its sole and absolute discretion that the Company make payment or provide consideration to the holders of such terminated Options on account of such termination, which payment or consideration shall be on such terms and conditions as the Committee shall have determined (and which could consist of, in the Committee’s sole and absolute discretion, payment to the applicable Optionee or Optionees of an amount of cash equal to the difference between the Market Value of the shares of Common Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option), then the Company shall be required to make, or cause to be made, such payment or provide, or cause to be provided, such consideration in accordance with the terms and conditions so determined by the Committee, otherwise the Company shall not be required to make any payment or provide any consideration in connection with, or as a result of, the termination of Options pursuant to the foregoing provisions of this clause (E); or (F) the termination of all Restricted Stock Units (other than Restricted Stock Units that are assumed or substituted pursuant to clause (D) above) that remain outstanding at the time of the consummation of the Change of Control, provided that, if the Committee shall have determined in its sole and absolute discretion that the Company make payment or provide consideration to the holders of such terminated Restricted Stock Units on account of such termination, which payment or consideration shall be on such terms and conditions as the Committee shall have determined (and which could consist of, in the Committee’s sole and absolute discretion, payment to the applicable Participant or Participants of an amount of cash equal to the Market Value of the shares of Common Stock subject to the terminated Restricted Stock Units), then the Company shall be required to make such payment or provide such consideration in accordance with the terms and conditions so determined by the Committee, otherwise the Company shall not be required to make any payment or provide any consideration in connection with, or as a result of, the termination of Restricted Stock Units pursuant to the foregoing provisions of this clause (F). The provisions of this Section 8.2 shall not be construed as to limit or restrict in any way the Committee’s general authority under Sections 7.1(d) or 7.2(d) hereof to Accelerate Options in whole or in part at any time or to waive or terminate at any time any Risk of Forfeiture applicable to shares of Restricted Stock or Restricted Stock Units. Each outstanding Option or Restricted Stock Unit that is assumed in connection with a Change of Control, or is otherwise to continue in effect subsequent to a Change of Control, will be appropriately adjusted, immediately after the Change of Control, as to the number and class of securities and the price at which it may be exercised in accordance with Section 8.1.

8.3. Dissolution or Liquidation.  Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time he or she has an employment, consulting or Board member relationship with the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

8.4. Related Matters.  Any adjustment in Awards made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option exercise prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure that the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Common Stock.

9.	Settlement of Awards

9.1 Violation of Law.  Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

9.2 Corporate Restrictions on Rights in Stock.  Any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company, each as amended and in effect from time to time. Whenever Common Stock is to be issued pursuant to an Award, if the Committee so directs at the time of grant (or, if such Award is an Option, at any time prior to the exercise thereof), the Company shall be under no obligation, notwithstanding any other provision of the Plan or the relevant Award Agreement to the contrary, to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any agreement that the Committee shall require in its sole discretion. In addition, any Common Stock to be issued pursuant to Awards granted under the Plan shall be subject to all stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.3 Investment Representations.  The Company shall be under no obligation to issue any shares covered by an Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant is acquiring shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.4 Registration.  If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Common Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Common Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Common Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

9.5 Lock-Up.  Without the prior written consent of the Company or the managing underwriter in any public offering of shares of Common Stock, no Participant shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company. The foregoing restrictions are intended and shall be construed so as to preclude any Participant from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in, a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than such Participant. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality of the foregoing provisions of this Section 9.5, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each Participant (regardless of whether or not such Participant has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each Participant shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.6 Placement of Legends; Stop Orders; Etc.  Each share of Common Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.3 in addition to any other applicable restrictions under the Plan, the terms of the Award and, if applicable, under any agreement between the Company and any Optionee and/or Participant, and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

9.7 Tax Withholding.  Whenever shares of Common Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirements, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Participants may only elect to have shares of their Common Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitation that the Committee deems appropriate.

10.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.	No Special Service Rights

Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment, consulting or Board member relationship or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment, consulting or Board member agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate such employment, consulting or Board member agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s employment, consulting or Board member relationship or other association with the Company and its Affiliates.

12.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and restricted stock units other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.	Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such amendments or modifications of the Plan as it shall deem advisable. In the event of the termination of the Plan, the terms of the Plan shall survive any such termination with respect to any Award that is outstanding on the date of such termination, unless the holder of such Award agrees in writing to terminate such Award or to terminate all or any of the provisions of the Plan that apply to such Award. Unless the Board otherwise expressly provides, any amendment or modification of the Plan shall affect the terms of any Award outstanding on the date of such amendment or modification as well as the terms of any Award made from and after the date of such amendment or modification; provided, however, that, except to the extent otherwise provided in the last sentence of this paragraph, (i) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification if such amendment or modification would reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such

Award or materially adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, (ii) no amendment or modification of the Plan shall apply to any Incentive Option that is outstanding on the date of such amendment or modification if such amendment or modification would result in such Incentive Option no longer being treated as an “incentive stock option” within the meaning of Section 422 of the Code and (iii) no amendment or modification of the Plan shall apply to any Award that is outstanding on the date of such amendment or modification unless such amendment or modification of the Plan shall also apply to all other Awards outstanding on the date of such amendment or modification. In the event of any amendment or modification of the Plan that is described in clause (i), (ii) or (iii) of the foregoing proviso, such amendment or modification of the Plan shall apply to any Award outstanding on the date of such amendment or modification only if the recipient of such Award consents in writing thereto.

The Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Award without amending or modifying the terms of the Plan itself, provided that as amended or modified such Award is consistent with the terms of the Plan as in effect at the time of the amendment or modification of such Award, but no such amendment or modification of such Award shall, without the written consent of the recipient of such Award, reduce the number of shares subject to such Award, increase the purchase price applicable to shares subject to such Award, adversely affect the provisions applicable to such Award that relate to the vesting or exercisability of such Award or of the shares subject to such Award, or otherwise materially adversely affect the terms of such Award (except for amendments or modifications to the terms of such Award or of the stock subject to such Award that are expressly permitted by the terms of the Plan or that result from any amendment or modification of the Plan in accordance with the provisions of the first paragraph of this Section 13), or, if such Award is an Incentive Option, result in such Incentive Option no longer being treated as an “incentive stock option” within the meaning of Section 422 of the Code.

In addition, notwithstanding anything express or implied in any of the foregoing provisions of this Section 13 to the contrary, the Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Award to the extent the Committee reasonably determines necessary or appropriate to conform such Award to the requirements of Section 409A of the Code (concerning non-qualified deferred compensation), if applicable.

Without the approval of the Company’s stockholders, the Committee will not, directly or indirectly, reduce the exercise price of an outstanding Option (other than in accordance with the adjustment provisions of Section 8.1).

14.	Interpretation of the Plan

In the event of any conflict between the provisions of this Plan and the provisions of any applicable Award Agreement, the provisions of this Plan shall control, except if and to the extent that the conflicting provision in such Award Agreement was authorized and approved by the Committee at the time of the grant of the Award evidenced by such Award Agreement or is ratified by the Committee at any time subsequent to the grant of such Award, in which case the conflicting provision in such Award Agreement shall control. Without limiting the generality of the foregoing provisions of this Section 14, insofar as possible the provisions of the Plan and such Award Agreement shall be construed so as to give full force and effect to all such provisions. In the event of any conflict between the provisions of this Plan and the provisions of any other agreement between the Company and the Optionee and/or Participant, the provisions of such agreement shall control except as required to fulfill the intention that this Plan constitute an incentive stock option plan within the meaning of Section 422 of the Code, but insofar as possible the provisions of the Plan and any such agreement shall be construed so as to give full force and effect to all such provisions.

15.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.	Governing Law

The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of New Jersey, without regard to the conflict of laws principles thereof.

17.	Effective Date

This Amended and Restated 2007 Equity Incentive Plan was approved by the stockholders of the Company in May 2007 and was amended and restated and reapproved by stockholders effective June 15, 2010.

Appendix B

AMENDED AND RESTATED
AMICUS THERAPEUTICS
2007 DIRECTOR OPTION PLAN

1.	Purpose

This Plan is intended to promote the recruiting and retention of highly qualified Eligible Directors, to strengthen the commonality of interest between directors and stockholders by encouraging ownership of Common Stock of the Company by Eligible Directors, and to provide additional incentives for Eligible Directors to promote the success of the Company’s business. The Plan is not intended to be an incentive stock option plan within the meaning of Section 422 of the Code. None of the Options granted hereunder will be “incentive stock options” within the meaning of Section 422 of the Code.

2.	Definitions

As used in the Plan the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1. “Accelerate”, “Accelerated”, and “Acceleration”, when used with respect to an Option, means that as of the time of reference such Option will become exercisable with respect to some or all of the shares of Common Stock for which it was not then otherwise exercisable by its terms.

2.2. “Acquiring Person” means, with respect to any Transaction or any acquisition described in clause (ii) of the definition of Change of Control, the surviving or acquiring person or entity in connection with such Transaction or acquisition, as the case may be, provided that if such surviving or acquiring person or entity is controlled, directly or indirectly, by any other person or entity (an “Ultimate Parent Entity”) that is not itself controlled by any entity or person that is not a natural person, the term “Acquiring Person” shall mean such Ultimate Parent Entity.

2.3. “Affiliate” means, with respect to any person or entity, any other person or entity controlling, controlled by or under common control with the first person or entity.

2.4. “Applicable Voting Control Percentage” means twenty percent (20%).

2.5. “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3, or any successor rule thereto, promulgated by the Securities and Exchange Commission pursuant to the Exchange Act.

2.6. “Board” means the Company’s board of directors.

2.7. “Change of Control” means (i) the closing of any Sale of the Company Transaction or (ii) the direct or indirect acquisition, in a single transaction or a series of related transactions, by any person or Group (other than the Company or a Controlled Affiliate of the Company) of Beneficial Ownership of previously outstanding shares of capital stock of the Company if (A) immediately after such acquisition, such person or Group, together with their respective Affiliates, shall own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company and (B) immediately prior to such acquisition, such person or Group, together with their respective Affiliates, did not own or hold shares of capital stock of the Company possessing at least the Applicable Voting Control Percentage of the total voting power of the outstanding capital stock of the Company. Notwithstanding anything expressed or implied in the foregoing provisions of this definition to the contrary, any direct or indirect acquisition referred to in clause (ii) above in this definition shall not be treated as a Change of Control if, at any time prior to or after such direct or indirect acquisition, a majority of the members of the Board of Directors of the Company as constituted immediately prior to such direct or indirect acquisition consent in writing to exclude such direct or indirect acquisition from the scope of this definition.

2.8. “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.9. “Controlled Affiliate” means, with respect to any person or entity, any other person or entity that is controlled by such person or entity.

2.10. “Committee” means any committee of the Board delegated responsibility by the Board for the administration of the Plan, as provided in Section 5 of the Plan. For any period during which no such committee is in existence, “Committee” shall mean the Board and all authority and responsibility assigned the Committee under the Plan shall be exercised, if at all, by the Board.

2.11. “Common Stock” means common stock, par value $0.01 per share, of the Company.

2.12. “Company” means Amicus Therapeutics, Inc., a corporation organized under the laws of the State of Delaware.

2.13. “Eligible Director” means a director of one or more of the Company and its Subsidiaries who is not also an employee or officer of one or more of the Company and its Subsidiaries.

2.14. “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.15. “Grant Date” means the date as of which an Option is granted, as determined under Section 7.1.

2.16. “Group” has the meaning ascribed to such term in Section 13(d)(3) of the Exchange Act or any successor section thereto.

2.17. “Holder” means, with respect to any Option, (a) the Optionee to whom such Option shall have been initially granted under the Plan, or (b) any transferee of such Option to whom such Option shall have been transferred in accordance with the provisions set forth herein.

2.18. “Market Value” means the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Common Stock as of any date is the closing price for the Common Stock as reported on the Nasdaq Global Market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

2.19. “Option” means an option granted under the Plan to purchase shares of Common Stock.

2.20. “Option Agreement” means an agreement between the Company and the Holder of an Option, setting forth the terms and conditions of the Option.

2.21. “Optionee” means an Eligible Director to whom an Option shall have been granted under the Plan.

2.22. “Plan” means this Amended and Restated 2007 Director Option Plan of the Company, as amended and in effect from time to time.

2.23. “Sale of the Company Transaction” means any Transaction in which the stockholders of the Company immediately prior to such Transaction, together with any and all of such stockholders’ Affiliates, do not own or hold, immediately after consummation of such Transaction, shares of capital stock of the Acquiring Person in connection with such Transaction possessing at least a majority of the total voting power of the outstanding capital stock of such Acquiring Person.

2.24. “Securities Act” means the Securities Act of 1933, as amended.

2.25. “Transaction” means any merger or consolidation of the Company with or into another person or entity or the sale or transfer of all or substantially all of the assets of the Company, in each case in a single transaction or in a series of related transactions.

3.	Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Options may be granted under this Plan at any time in the period commencing upon the effectiveness of the Plan in accordance with the provisions of Section 17 hereof and ending immediately prior to the tenth anniversary of the most recent date on which the Plan is approved

(or reapproved) by the Company’s stockholders. Options granted pursuant to the Plan within such period shall not expire solely by reason of the termination of the Plan.

4.	Stock Subject to the Plan

Subject to the provisions of Section 8 of the Plan, at no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Options granted under the Plan exceed the sum of (a) Two Hundred Sixty Thousand Seven Hundred Ninety-Eight (260,798) shares of Common Stock plus (b) an annual increase to be added, automatically and without further action, on January 1 of each calendar year equal to 100,000 shares of Common Stock; provided, however, that the Board may, at any time and on any one or more occasions, take action to waive the annual increase set forth in clause (b), in whole or in part. For purposes of applying the foregoing limitation, (a) if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, the shares not purchased by the Optionee (or the Holder of such Option) shall again be available for Options thereafter to be granted under the Plan, and (b) if any Option is exercised by delivering previously owned shares in payment of the exercise price therefor, only the net number of shares, that is, the number of shares issued minus the number received by the Company in payment of the exercise price, shall be considered to have been issued pursuant to an Option  granted under the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.	Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Option made pursuant hereto.

6.	Authorization and Eligibility

Only Eligible Directors shall be granted Options under the Plan. Each grant of an Option shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions set forth in Section 7 below), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective holder of an Option shall have any rights with respect to such Option, unless and until such holder has executed an agreement evidencing the Option, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Option.

7.	Specific Terms of Options

7.1. Annual Grants. Subject to the Plan’s effectiveness as set forth in Section 17 and to the provisions set forth below in this Section 7.1, on the date of each annual meeting of stockholders of the Company, commencing with the 2010 annual meeting of stockholders, each Eligible Director who continues to be a director of the Company as of the close of business on the date of such annual meeting of stockholders shall be granted an Option as of the close of business on such date, to purchase Ten Thousand (10,000) shares of Common Stock (subject to adjustment as set forth in Section 8) or such other greater or smaller number of shares of Common Stock as the Board shall have set by resolution of the Board prior to the date of such annual meeting of stockholders (unless such resolution shall provide that such Eligible Director shall not receive an Option under this Section 7.1 at such annual meeting of stockholders, in which case such Eligible Director shall not be granted any Option under this Section 7.1 as of the close of business on the date of such annual meeting). Subject to the provisions of this Section 7.1 or Section 9 hereof, grants of Options under this Section 7.1 shall occur automatically without any action being required of the Optionee, the Committee, the Board, the Company or any other person, entity or body.

7.2. Other Grants. The Committee may grant from time to time, and at any time prior to the termination of the Plan, Options to Eligible Directors for any reason that promotes the purpose of the Plan, including but not limited to, in connection with an Eligible Director’s initial election to the Board.

7.3 Certain Terms of Option; Exercise Price. Each Option granted to an Optionee under this Section 7 shall have an exercise price equal to 100% of the Market Value of the Stock on the applicable Grant Date. No Option granted pursuant to this Plan is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. The grants shall be evidenced by Option Agreements containing provisions that are in all respects consistent with this Section 7.

7.4 Option Period. The option period for each Option granted pursuant to the Plan shall be ten (10) years from the Grant Date of such Option.

7.5 Exercisability. Subject to Section 7.6 below, each Option granted to an Eligible Director pursuant to Section 7.1 above shall automatically become exercisable for 100% of the shares of Common Stock subject to such Option on the date of the annual meeting of stockholders of the Company in the calendar year following the calendar year during which such Option was automatically granted. Subject to Section 7.6 below, each Option granted to an Eligible Director pursuant to Section 7.2 above shall become exercisable immediately or in installments, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time.

7.6 Effect of Termination of Board Member Relationship. Unless the Committee at any time shall provide otherwise with respect to any Option, if an Optionee ceases to be a director of the Company and its Affiliates for any reason or no reason (whether voluntarily or involuntarily, including as a result of death), any outstanding Option initially granted to such Optionee, whether then held by such Optionee or any other Holder, shall cease to be exercisable in any respect not later than ninety (90) days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event.

7.7 Transferability. Except as otherwise provided in this Section 7.7, Options shall not be transferable, and no Option or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution (subject always to the provisions of Section 7.6 hereof). Except as otherwise provided in this Section 7.7, all of a Holder’s rights in any Option may be exercised only during the life of such Holder and only by such Holder or such Holder’s legal representative. However, the applicable Option Agreement or the Committee (at or after the grant of an Option) may provide that an Option may be transferred by the applicable Holder to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion, unless such transfer is permitted under the applicable Option Agreement. For this purpose, “family member” means any child, stepchild, grandchild, parent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the applicable Holder’s household (other than a tenant or employee), a trust in which the foregoing persons and/or the applicable Holder have more than fifty percent (50%) of the beneficial interests, a foundation in which the foregoing persons and/or the applicable Holder control the management of assets, and any other entity in which these persons and/or the applicable Holder own more than fifty percent (50%) of the voting interests. The Committee may at any time or from time to time delegate to one or more officers of the Company the authority to permit transfers of Options to third parties pursuant to this Section 7.7, which authorization shall be exercised by such officer or officers in accordance with guidelines established by the Committee at any time and from time to time. The restrictions on transferability set forth in this Section 7.7, shall in no way preclude any Holder from effecting “cashless” exercises of an Option pursuant to the terms of the Plan.

7.8 Method of Exercise. An Option may be exercised by the Holder of such Option by giving written notice, in the manner provided in Section 15, specifying the number of shares of Common Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Common Stock to be purchased or, subject in each instance to the Committee’s approval, acting in its sole discretion and subject to such conditions, if any, as the Committee may deem necessary to comply with applicable laws, rules and regulations and to avoid adverse accounting effects to the Company, by delivery to the Company of shares of Common Stock having a Market Value equal to the exercise price of the shares to be purchased. No Holder shall be permitted to effect payment of any amount of the exercise price of the shares of Common Stock to be purchased by executing and delivering to the Company a promissory note. If the Common Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Common Stock subject to any Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within thirty (30) days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Holder or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable. Notwithstanding any of the foregoing provisions in this subsection 7.8 to the contrary, (A) no Option shall be considered to have been exercised unless and until all of the provisions governing such exercise specified in the Plan and in the relevant Option Agreement shall have been duly complied with; and (B) the obligation of the Company to issue any shares upon exercise of an Option is subject to the provisions of Section 9.1 hereof and to compliance by the Holder with all of the provisions of the Plan and the relevant Option Agreement.

7.9 Rights Pending Exercise. No person holding an Option shall be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Common Stock issuable pursuant to his Option, except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued therefor and delivered to such holder or his agent.

7.10 Grants to Optionees Outside the United States. The Committee may modify the terms of any Option under the Plan granted to an Optionee who is, at the time of grant or during the term of the Option, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Option shall conform to laws, regulations, and customs of the country in which such Optionee is then resident or primarily employed, or so that the value and other benefits of the Option to such Optionee, as affected by foreign tax laws and other restrictions applicable as a result of such Optionee’s residence or employment abroad, shall be comparable to the value of such Option to an Optionee who is resident or primarily employed in the United States. An Option may be modified under this Section 7.10 in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Option. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.	Adjustment Provisions

8.1. Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company immediately after the closing of the initial public offering of the Company’s Common Stock. Subject to the provisions of Section 8.2, if subsequent to such closing the outstanding shares of Common Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options, and (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

8.2. Change of Control. Subject to the applicable provisions of the Option Agreement, in the event of a Change of Control, the Committee shall have the discretion, exercisable in advance of, at the time of, or (except to the extent otherwise provided below) at any time after, the Change of Control, to provide for any or all of the following (subject to and upon such terms as the Committee may deem appropriate): (A) the assumption of outstanding Options, or the substitution of outstanding Options with equivalent options, by the acquiring or succeeding corporation or entity (or an affiliate thereof); or (B) the termination of all Options (other than Options that are assumed or substituted pursuant to clause (A) above) that remain outstanding at the time of the consummation of the Change of Control, provided that, the Committee shall have made the determination to effect such termination prior to the consummation of the Change of Control and the Committee shall have given, or caused to be given, to all Optionees written notice of such potential termination at least five business days prior to the consummation of the Change of Control, and provided, further, that, if the Committee shall have determined in its sole and absolute discretion that the Company make payment or provide consideration to the holders of such terminated Options on account of such termination, which payment or consideration shall be on such terms and conditions as the Committee shall have determined (and which could consist of, in the Committee’s sole and absolute discretion, payment to the applicable Optionee or Optionees of an amount of cash equal to the difference between the Market Value of the shares of Common Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option), then the Company shall be required to make, or cause to be made, such payment or provide, or cause to be provided, such consideration in accordance with the terms and conditions so determined by the Committee; otherwise the Company shall not be required to make any payment or provide any consideration in connection with, or as a result of, the termination of Options pursuant to the foregoing provisions of this clause (B). Upon the occurrence of a Change of Control, any and all Options not already exercisable in full shall Accelerate with respect to all of the shares of Common Stock for which such Options are not then exercisable. In the case of any Option that would be terminated pursuant to clause (B) above of this Section 8.2 upon consummation of a Change of Control, such Option, to the extent not already exercisable in full on the date the Holder thereof is given written notice of such potential termination as required by the foregoing provisions of this Section 8.2, shall, on the date such written notice of termination is given or required to be given, Accelerate with respect to all of the shares of Common Stock for which such Option is not then exercisable; provided, however, that if such Change of Control is not and will not be consummated then the Acceleration of such Option pursuant to the provisions of this sentence, but only if and to the extent that such Option remains outstanding at the time written notice is given to the Holder thereof that such Change of Control has not and will not be consummated, shall be automatically revoked and such Option shall thereafter continue to be exercisable in accordance with its terms as if the Acceleration thereof pursuant to this sentence had never occurred. The provisions of this Section 8.2 shall not be construed as to limit or restrict in any way the Committee’s general authority under Section 7.5 hereof to Accelerate Options in whole or in part at any time. Each outstanding Option that is assumed in connection with a Change of Control, or is otherwise to continue in effect subsequent to a Change of Control, will be appropriately adjusted, immediately after the Change of Control, as to the number and class of securities and the price at which it may be exercised in accordance with Section 8.1.

8.3. Dissolution or Liquidation. Upon dissolution or liquidation of the Company, each outstanding Option shall terminate, but the Optionee (if at the time he or she is a board member of the Company or any of its Affiliates) shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of such dissolution or liquidation.

8.4. Related Matters. Any adjustment in Options made pursuant to this Section 8 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including exercise prices, rates of vesting or exercisability which the Committee may deem necessary or appropriate so as to ensure that the rights of the Holders in their respective Options are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Option shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to this Section 8 shall result in an exercise price which is less than the par value of the Common Stock.

9.	Settlement of Options

9.1. Violation of Law. Notwithstanding any other provision of the Plan or the relevant Option Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Common Stock covered by an Option may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares are at the time of the issue of such shares effectively registered under the Securities Act; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares or such beneficial interest, as the case may be, does not require registration under the Securities Act or any applicable state securities laws.

9.2. Corporate Restrictions on Rights in Stock. Any Common Stock to be issued pursuant to Options granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the Certificate of Incorporation and the By-laws of the Company, each as amended and in effect from time to time. Whenever Common Stock is to be issued pursuant to an Option, if the Committee so directs at the time of grant (or, if such Option is an Option, at any time prior to the exercise thereof), the Company shall be under no obligation, notwithstanding any other provision of the Plan or the relevant Option Agreement to the contrary, to issue such shares until such time, if ever, as the recipient of the Option (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by any agreement that the Committee shall require in its sole discretion. In addition, any Common Stock to be issued pursuant to Options granted under the Plan shall be subject to all stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.3. Investment Representations. The Company shall be under no obligation to issue any shares covered by an Option unless the shares to be issued pursuant to Options granted under the Plan have been effectively registered under the Securities Act or the Holder shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Holder is acquiring shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.4. Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares of Common Stock issued or to be issued pursuant to Options granted under the Plan, or to qualify any such shares of Common Stock for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Option, or each holder of shares of Common Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damage and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

9.5. Lock-Up. Without the prior written consent of the Company or the managing underwriter in any public offering of shares of Common Stock, no Holder shall sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Common Stock during the one hundred-eighty (180) day period commencing on the effective date of the registration statement relating to any underwritten public offering of securities of the Company. The foregoing restrictions are intended and shall be construed so as to preclude any Holder from engaging in any hedging or other transaction that is designed to or reasonably could be expected to lead to or result in, a sale or disposition of any shares of Common Stock during such period even if such shares of Common Stock are or would be disposed of by someone other than such Holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from any shares of Common Stock. Without limiting the generality and applicability of the foregoing provisions of this Section 9.5, if, in connection with any underwritten public offering of securities of the Company, the managing underwriter of such offering requires that the Company’s directors and officers enter into a lock-up agreement, then (a) each Holder (regardless of whether or not such Holder has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each Holders shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.6. Placement of Legends; Stop Orders; Etc. Each share of Common Stock to be issued pursuant to Options granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.3 in addition to any other applicable restrictions under the Plan, the terms of the Option and, if applicable, under any agreement between the Company and the Optionee and/or Holder, and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Common Stock. All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

9.7. Tax Withholding. Whenever shares of Common Stock are issued or to be issued pursuant to Options granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Option. However, in such cases Holders may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Holders may only elect to have shares of Common Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Holder, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.	Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Options granted hereunder reserve or otherwise keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and such Options and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.	No Special Service Rights

Nothing contained in the Plan or in any Option Agreement shall confer upon any recipient of an Option any right with respect to any consulting or Board member relationship or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate agreement or provision of law or corporate articles or by-laws to the contrary, at any time to terminate Board member or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient’s Board member relationship or other association with the Company and its Affiliates.

12.	Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor the submission of the Plan to the stockholders of the Company shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

13.	Termination and Amendment of the Plan

The Board may at any time terminate the Plan or make such amendments or modifications of the Plan as it shall deem advisable. In the event of the termination of the Plan, the terms of the Plan shall survive any such termination with respect to any Option that is outstanding on the date of such termination, unless the holder of such Option agrees in writing to terminate such Option or to terminate all or any of the provisions of the Plan that apply to such Option. Unless the Board otherwise expressly provides, any amendment or modification of the Plan shall affect the terms of any Option outstanding on the date of such amendment or modification as well as the terms of any Option made prior to, or from and after, the date of such amendment or modification; provided, however, that, except to the extent otherwise provided in the last sentence of this paragraph, (i) no amendment or modification of the Plan shall apply to any Option that is outstanding on the date of such amendment or modification if such amendment or modification would reduce the number of shares subject to such Option, increase the purchase price applicable to shares subject to such Option or materially adversely affect the provisions applicable to such Option that relate to the vesting or exercisability of such Option or of the shares subject to such Option, and (ii) no amendment or modification of the Plan shall apply to any Option that is outstanding on the date of such amendment or modification unless such amendment or modification of the Plan shall also apply to all other Options outstanding on the date of such amendment or modification. In the event of any amendment or modification of the Plan that is described in clause (i) or (ii) of the foregoing proviso, such amendment or modification of the Plan shall apply to any Option outstanding on the date of such amendment or modification only if the recipient of such Option consents in writing thereto.

The Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Option without amending or modifying the terms of the Plan itself, provided that as amended or modified such Option is consistent with the terms of the Plan as in effect at the time of the amendment or modification of such Option, but no such amendment or modification of such Option shall, without the written consent of the recipient of such Option, reduce the number of shares subject to such Option, increase the purchase price applicable to shares subject to such Option, adversely affect the provisions applicable to such Option that relate to the vesting or exercisability of such Option or of the shares subject to such Option, or otherwise materially adversely affect the terms of such Option (except for amendments or modifications to the terms of such Option or of the stock subject to such Option that are expressly permitted by the terms of the Plan or that result from any amendment or modification of the Plan in accordance with the provisions of the first paragraph of this Section 13).

In addition, notwithstanding anything express or implied in any of the foregoing provisions of this Section 13 to the contrary, the Committee may amend or modify, prospectively or retroactively, the terms of any outstanding Option to the extent the Committee reasonably determines necessary or appropriate to conform such Option to the requirements of Section 409A of the Code (concerning non-qualified deferred compensation), if applicable.

Without the approval of the Company’s stockholders, the Committee will not, directly or indirectly, reduce the exercise price of an outstanding Option (other than in accordance with the adjustment provisions of Section 8.1).

14.	Interpretation of the Plan

In the event of any conflict between the provisions of this Plan and the provisions of any applicable Option Agreement, the provisions of this Plan shall control, except if and to the extent that the conflicting provision in such Option Agreement was authorized and approved by the Committee at the time of the grant of the Option evidenced by such Option Agreement or is ratified by the Committee at any time subsequent to the grant of such Option, in which case the conflicting provision in such Option Agreement shall control. Without limiting the generality of the foregoing provisions of this Section 14, insofar as possible the provisions of the Plan and such Option Agreement shall be construed so as to give full force and effect to all such provisions. In the event of any conflict between the provisions of this Plan and the provisions of any other agreement between the Company and the Holder, the provisions of such agreement shall control, but insofar as possible the provisions of the Plan and any such agreement shall be construed so as to give full force and effect to all such provisions.

15.	Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Option, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

16.	Governing Law

The Plan and all Option Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of New Jersey, without regard to the conflict of laws principles thereof.

17.	Effectiveness of Plan

This Amended and Restated 2007 Director Option Plan was approved in May 2007 by the stockholders of the Company and was amended and restated and reapproved by stockholders effective as of June 15, 2010.

ANNUAL MEETING OF STOCKHOLDERS OF Amicus Therapeutics, Inc. June 15, 2010 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15417 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O John F. Crowley O James Barrett, Ph.D. O Margaret G. McGlynn, R.Ph. O Michael G. Raab O Glenn P. Sblendorio 2. Proposal to approve the Amended and Restated 2007 Equity Incentive Plan. 3. Proposal to approve the Amended and Restated 2007 Director Option Plan. 4. Proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Amicus Therapeutics, Inc. for fiscal year ending December 31, 2010. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x —— Please detach along perforated line and mail in the envelope provided. —— 20530303000000000000 5 061510

1 14475 COMMENTS: AMICUS THERAPEUTICS, INC. 6 Cedar Brook Drive Cranbury, NJ 08512 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Amicus Therapeutics, Inc. hereby appoints Matthew R. Patterson and Geoffrey P. Gilmore as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Amicus Therapeutics, Inc. held of record by the undersigned on April 23, 2010, and which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the offices of Amicus Therapeutics, Inc., located at 6 Cedar Brook Drive, Cranbury, New Jersey, 08512 on June 15, 2010, or any adjournment or postponement thereof. This proxy is revocable and the undersigned may revoke it at any time prior to the Annual Meeting by giving written notice of such revocation to the Secretary of Amicus Therapeutics, Inc. prior to the meeting or by filing with the Secretary of Amicus Therapeutics, Inc. prior to the meeting a later-dated proxy. Should the undersigned be present and want to vote in person at the Annual Meeting, or at any postponement or adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of Amicus Therapeutics, Inc. on a form provided at the Annual Meeting. The undersigned hereby acknowledges receipt of a notice of Annual Meeting of Stockholders of Amicus Therapeutics, Inc. called for June 15, 2010 and the Proxy Statement for the Annual Meeting, each dated April 28, 2010, prior to the signing of this proxy. (Continued and to be signed on the reverse side)

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of Directors: O John F. Crowley O James Barrett, Ph.D. O Margaret G. McGlynn, R.Ph. O Michael G. Raab O Glenn P. Sblendorio 2. Proposal to approve the Amended and Restated 2007 Equity Incentive Plan. 3. Proposal to approve the Amended and Restated 2007 Director Option Plan. 4. Proposal to ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for Amicus Therapeutics, Inc. for fiscal year ending December 31, 2010. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF Amicus Therapeutics, Inc. June 15, 2010 INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card. TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x —20530303000000000000 5 061510 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=15417